EXHIBIT 2.2

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                     ACQUISITION AND CONSOLIDATION AGREEMENT

                                  by and among

                         BELLWETHER EXPLORATION COMPANY
                            (a Delaware corporation)

                           PROGRAM ACQUISITION COMPANY
                            (a Delaware corporation)

                                       AND

            THOSE OTHER ENTITIES LISTED ON THE SIGNATURE PAGES HERETO

                                 March 31, 1997

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                                TABLE OF CONTENTS

ARTICLE I.  CERTAIN TERMS DEFINED..............................................1

           Section 1.1  Defined Terms..........................................1
           Section 1.2  Construction...........................................9
           Section 1.3  References.............................................9

ARTICLE II.  THE MERGER AND PARTNERSHIP INTEREST TRANSFER......................9

           Section 2.1  The Merger.............................................9
           Section 2.2  The Certificate of Incorporation.......................9
           Section 2.3  The Bylaws.............................................9
           Section 2.4  Conversion of Interests................................9
           Section 2.5  Effective Time.........................................9
           Section 2.6  Subsequent Actions....................................10
           Section 2.7  Transfer of Limited Partner
                        Interests in 1988-II Limited
                        Partnership,  1989-I Limited
                        Partnership, TEAI VIII-A and
                        TEAI VIII-B...........................................10
           Section 2.8  Transfer of General Partner
                        Interests in 1988-II Limited
                        Partnership,  1989-I Limited
                        Partnership, TEAI VIII-A and TEAI VIII-B..............10


ARTICLE III.  THE TRANSFERS AND CONVEYANCES...................................11
           Section 3.1 Note Transfers.........................................11
           Section 3.2 Conveyance of Type 5 Assets............................11
           Section 3.3  Conveyance of Black Hawk Stock........................11
           Section 3.4  Conveyance of TOGCO Stock.............................12
           Section 3.5  Conveyance of TEA Properties..........................12
           Section 3.6  Conveyance of TOC Properties..........................12
           Section 3.7  Extinguishment of Certain Notes.......................12
           Section 3.8  Further Assurances....................................12


ARTICLE IV. PAYMENT OF EXCHANGE VALUE; CONTINGENT PAYMENT.....................13
           Section 4.1  Payment of Exchange Value.............................13
           Section 4.2  Contingent Payment....................................13
           Section 4.3  Escrow Deposits.......................................13


ARTICLE V.  REPRESENTATIONS AND WARRANTIES....................................15
           Section 5.1  Representations and Warranties
                        of Bellwether and Buyer...............................15
           Section 5.2  Representations and Warranties
                        of each Partnership...................................16
           Section 5.3  Representations and Warranties
                        of Each Partner.......................................19
           Section 5.4  Representations and Warranties of the Type
                        3 Noteholder and Type 4 Noteholder....................21
           Section 5.5  Representations and Warranties of
                        Type 5 Investors......................................23
           Section 5.6  Representations and Warranties of Black Hawk,
                        TEA, TOC and TOGCO....................................25
           Section 5.7  Representations and Warranties of Torch...............27


ARTICLE VI.  COVENANTS AND AGREEMENTS.........................................30
           Section 6.1  Consent...............................................30
           Section 6.2  Conduct of Business...................................30
           Section 6.3  Preferential Rights...................................30
           Section 6.4  Filings; Consents.....................................31
           Section 6.5  No Other Agreements...................................31
           Section 6.6  Reasonable Efforts....................................31
           Section 6.7  SEC Matters...........................................32
           Section 6.8  AFE's.................................................32
           Section 6.9  Torchmark Payments....................................32
           Section 6.10 Right of Inspection...................................32

ARTICLE VII.  CONDITIONS TO CLOSING; TERMINATION..............................32
           Section 7.1  Closing...............................................32
           Section 7.2  Actions and Deliveries at Closing.....................32
           Section 7.3  Closing Conditions to all Transactions................34
           Section 7.4  Conditions to Merger..................................35
           Section 7.5  Conditions to the Note Transfers......................36
           Section 7.6  Conditions to the Type 5 Transfers....................37
           Section 7.7  Conditions to Black Hawk Transfer,
                        TEA Transfer, TOC Transfer and
                        TOGCO Transfer........................................38
           Section 7.8  Termination...........................................39
           Section 7.9  Waivers of Conditions.................................40

ARTICLE VIII.  ASSUMPTION AND INDEMNIFICATION.................................40
           Section 8.1  Indemnity by Bellwether and Buyer.....................40
           Section 8.2  Indemnification by Torch..............................41
           Section 8.3  Waivers...............................................42

ARTICLE IX.  STEERING COMMITTEE AGREEMENT.....................................42
           Section 9.1  Continuation of Agreements............................42
           Section 9.2  Amendment of Agreements...............................42
           Section 9.3  No Liability of Bellwether............................44

ARTICLE X.  MISCELLANEOUS AND GENERAL.........................................44
           Section 10.1  Survival.............................................44
           Section 10.2  Modification or Amendment............................44
           Section 10.3  Waiver of Conditions.................................44
           Section 10.4  Counterparts.........................................45
           Section 10.5  GOVERNING LAW........................................45
           Section 10.6  Entire Agreement, etc................................45
           Section 10.7  Captions.............................................45
           Section 10.8  Guaranty.............................................45
           Section 10.9  Limited Partner Execution............................46
           Section 10.10  Allocation of purchase price........................46
           Section 10.11  No Partnership or Third Party Beneficiary...........46
           Section 10.12  Effectiveness of this Agreement.....................46
           Section 10.13  Notices.............................................47
           Section 10.14  Settlement Agreement................................47
           Section 10.15  Investment Advisor..................................47

                                      (ii)
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Exhibit A...........................................Programs and Exchange Values
Exhibit B.................................................Certificates of Merger
Exhibit C...........................................Allocation of Exchange Value
Exhibit D...................................Excerpts from Registration Statement
Exhibit E.......................................................Escrow Agreement
Exhibit F...................................................Settlement Agreement

Schedule A................................................Schedule of Properties
Schedule B...................................Schedule of Net Profits Conveyances

                                     (iii)

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                   ACQUISITION AND CONSOLIDATION AGREEMENT

      THIS ACQUISITION AND CONSOLIDATION AGREEMENT (this "Agreement"), is made and entered into as of this 31st day of March, 1997, by and among Program Acquisition Company, a Delaware corporation ("Buyer"), Bellwether Exploration Company, a Delaware corporation ("Bellwether"), and those other entities that are parties hereto and are listed on the signature pages hereof.

                                   RECITALS

      WHEREAS, Torch (as defined) has formed partnerships and other entities, or has entered into acquisition agreements, through which the Institutional Sellers (as defined) make investments in oil and gas properties and related assets;

      WHEREAS, Buyer and Bellwether wish to acquire and consolidate the business and properties of such partnerships, and certain properties of certain other entities, into the Buyer pursuant to and as described in this Agreement;

      NOW, THEREFORE, in consideration of the premises and the mutual representations, warranties, covenants, agreements, and conditions herein contained, the parties hereto, intending to be legally bound, agree as follows:

                       ARTICLE I. CERTAIN TERMS DEFINED

      SECTION 1.1 DEFINED TERMS. The following are definitions of certain terms capitalized and used throughout this Agreement:

            "1988-II LIMITED PARTNERSHIP" means 1988-II TEAI Limited Partnership, a Texas limited partnership.

            "1989-I LIMITED PARTNERSHIP" means 1989-I TEAI Limited Partnership, a Texas limited partnership.

            "AVERAGE NYMEX PRICE" is defined in Section 4.2 of this Agreement.

            "BELLWETHER" is defined in the Preamble of this Agreement.

            "BLACK HAWK" means Black Hawk Oil Company, a Delaware corporation.

            "BLACK HAWK STOCK" is defined in Section 5.7(g) of this Agreement.

            "BLACK HAWK TRANSFER" means the sale, transfer and conveyance of the Black Hawk Stock to Buyer.

            "BLACK HAWK PROPERTIES" means those Properties described on Schedule A as owned by Black Hawk and subject to the net profits interests of the Type 5 Properties, the Properties of the Type 4 Partnerships or the Properties of certain of the Type 2 Partnerships.

            "BUYER" is defined in the Preamble of this Agreement.

            "CALCULATION DATE" is defined in Section 4.2 of this Agreement.

            "CLAIMS" means all security interests, liens, pledges, claims, charges, escrows, encumbrances, options, rights of first refusal, mortgages, indentures, security agreements or other agreements, arrangements, contracts, commitments, understandings, obligations, whether written or oral and whether or not relating in any way to credit or the borrowing of money, voting agreements or proxies, but not including those created pursuant to the applicable agreements and other instruments creating the Institutional Programs.

            "CLOSING"  is defined in Section 7.1 of this Agreement.

            "CLOSING ESCROW DEPOSIT" is defined in Section 4.3(b) of this Agreement.

            "CLOSING DATE"  is defined in Section 7.1 of this Agreement.

            "CONTINGENT PAYMENT" is defined in Section 4.1 of this Agreement.

            "CONTRACT" is defined in Section 4.2 of this Agreement.

            "DGCL" means the Delaware General Corporation Law, as amended.

            "EFFECTIVE DATE" means July 1, 1996.

            "EFFECTIVE TIME" is defined in Section 2.5 of this Agreement.

            "ESCROW AGENT" is defined in Section 4.3(a) of this Agreement.

            "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

            "EXCHANGE VALUE" means each Seller's share, as determined by Torch and such Seller, of the $188,347,731 purchase price less Interim Distributions paid to such Seller and shall equal the following,

                  (a) with respect to the interest of each General Partner and each Limited Partner in each Type 1 Partnership, each Type 2 Partnership, the Type 3 Partnership and the Type 4 Partnerships, the amount of cash set forth next to each such Partner's name under the column "Exchange Value as of July 1, 1996" on Exhibit A hereto, less Interim Distributions made to such partner with respect to such Partnership;

                  (b) with respect to the Type 3 Note owned by the Type 3
            Noteholder and the Type 4 Notes owned by the Type 4 Noteholder, the amount of cash set forth next to such entity's name under the column "Exchange Value as of July 1, 1996" on Exhibit A hereto, less Interim Distributions to such entity;

                  (c) with respect to each portion of the Type 5 Assets owned by a Type 5 Investor, the amount of cash set forth next to such Type 5 Investor's name under the column "Exchange Value as of July 1, 1996" on Exhibit A hereto, less Interim Distributions made to such Investor with respect to such portion of such assets;

                  (d) with respect to the Black Hawk Stock, the amount of cash set forth next to Black Hawk's name under the column "Exchange Value as of

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            July 1, 1996" on Exhibit A hereto, less Interim Distributions made by Black Hawk;

                  (e) with respect to the TOGCO Stock, the amount of cash set forth next to TOGCO's name under the column "Exchange Value as of July 1, 1996" on Exhibit A hereto, less Interim Distributions made by TOGCO;

                  (f) with respect to each portion of the TEA Assets, the amount of cash set forth next to TEA's name under the column "Exchange Value as of July 1, 1996" on Exhibit A hereto, less Interim Distributions made to TEA with respect to such portion of such assets; and

                  (g) with respect to each portion of the TOC Assets, the amount of cash set forth next to TOC's name under the column "Exchange Value as of July 1, 1996" on Exhibit A hereto, less Interim Distributions made to TOC with respect to such portion of such assets.

            "EXCLUDED BLACK HAWK ASSETS" means all properties and other assets of any kind or nature currently or previously owned by Black Hawk or in which Black Hawk had or has an interest, other than the Black Hawk Properties.

            "EXCLUDED TOGCO ASSETS" means all properties and other assets of any kind or nature currently or previously owned by TOGCO or in which TOGCO had an interest, other than the TOGCO Properties.

            "GENERAL PARTNERS" means Torch and TEA in their respective capacities as the general partners of those Partnerships set forth on Exhibit A hereto.

            "INSTITUTIONAL PROGRAMS" means the Partnerships and the agreements among the Type 5 Investors and Torch, TOGCO and/or Black Hawk relating to the purchase of the Type 5 Properties, collectively.

            "INSTITUTIONAL SELLERS" means all Sellers except the General Partners, TEA, TOC, Torchmark and any subsidiary of Torchmark, collectively.

            "INTERIM DISTRIBUTIONS" means,

                  (a) with respect to the interest of each of the General
            Partners and Limited Partners of each Type 1 Partnership, 1988-II Limited Partnership, 1989-I Limited Partnership, TEAI VIII-A, TEAI VIII-B, each Type 2 Partnership, the Type 3 Partnership and the Type 4 Partnerships, the aggregate amount of cash distributions paid to such partner by such Partnership from the net cash flow received by each such Partnership during the Interim Period, other than any distributions received by such partner under or pursuant to the Settlement Agreement;

                  (b) with respect to the Type 3 Note and the Type 4 Notes, the aggregate amount of principal and interest payments made on the Type 3 Note and Type 4 Notes, respectively, during the Interim Period, other than any cash distributions received by the Type 3 Noteholder or Type 4 Noteholder, respectively, under or pursuant to the Settlement Agreement;

                  (c) with respect to a Type 5 Investor's Type 5 Assets, the aggregate amount paid to such Type 5 Investor by reason of the Type 5 Property owned by it during the Interim Period, other than any amounts paid to or received by such Type 5

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            Investor under or pursuant to the Settlement Agreement;

                  (d) with respect to the Black Hawk Stock, the dividends or other amounts paid to Torch or its affiliates during the Interim Period other than dividends of the Excluded Black Hawk Assets;

                  (e) with respect to the TOGCO Stock, the dividends or other amounts paid to Torch or its affiliates) during the Interim Period other than dividends of the Excluded TOGCO Assets;

                  (f) with respect to the TEA Assets, the excess, if any, of the aggregate revenues received by TEA over the aggregate costs and other amounts paid by TEA with respect to the TEA Properties (including payments made with respect to the Properties of the Type 2 Partnerships) during the Interim Period; and

                  (g) with respect to the TOC Assets, the excess, if any, of the aggregate revenues received by TOC over the aggregate costs and other amounts paid by TOC with respect to the TOC Properties during the Interim Period.

            "INTERIM PERIOD" means the period commencing on July 1, 1996, and ending on the close of business on the day prior to the Closing Date.

            "INVESTORS" is defined in Section 9.2.

            "LIMITED PARTNERS" means those entities identified as the limited partners of the Partnerships on Exhibit A hereto, collectively.

            "MATERIAL ADVERSE CHANGE" means an adverse change in the reserves, condition or liabilities of the Transaction Assets which is material to all of the Transaction Assets, taken as a whole, other than as a result of conditions affecting the oil and gas industry in general (without limitation, a reduction in prevailing prices for oil and gas is not a Material Adverse Change).

            "MATERIAL OIL AND GAS PROPERTIES" means those Properties, individually or in the aggregate, which if not acquired by Buyer, directly or indirectly, would be material to all of the Properties to be transferred to Buyer hereunder, taken as a whole.

            "MERGER" is defined in Section 2.1 of this Agreement.

            "NOTE TRANSFERS" is defined in Section 3.1 of this Agreement.

            "NOTEHOLDERS" means the Type 3 Noteholder and the Type 4 Noteholder, collectively.

            "NYMEX" is defined in Section 4.2 of this Agreement.

            "OIL AND GAS PROPERTIES" means the Properties described in paragraph
      (a) and (b) of the definition of Properties.

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            "PARTNERS" means the General Partners and the Limited Partners, collectively.

            "PARTNERSHIP ASSETS" means the assets of the Partnerships, including the Partnership Properties.

            "PARTNERSHIP PROPERTIES" means the Properties owned by the Partnerships as set forth on Schedule A.

            "PARTNERSHIPS" means the Type 1 Partnerships, 1988-II Limited Partnership, 1989-I Limited Partnership, TEAI VIII-A, TEAI VIII-B, the Type 2 Partnerships, the Type 3 Partnership and the Type 4 Partnerships, collectively.

            "PROPERTIES" means the following described properties, rights and interests:

            (a) All right, title and interest of a Partnership, Black Hawk, TEA, TOC or TOGCO in and to the oil and gas wells, the oil and gas units and the other oil, gas and mineral interests (and in all associated oil, gas and/or mineral leases and/or fee mineral interests) described on Schedule A hereto (and any ratifications and/or amendments to such leases, whether or not such ratifications or amendments are described on Exhibit A), together with all right, title and interest of a Type 5 Investor to a Type 5 Property; and

            (b) All rights, titles and interests of a Partnership, a Type 5 Investor, Black Hawk, TEA, TOC or TOGCO in and to, or otherwise derived from, all presently existing and valid oil, gas and/or mineral unitization, pooling, and/or communitization agreements, declarations and/or orders (including, without limitation, all units formed under orders, rules, regulations, or other official acts of any federal, state, or other authority having jurisdiction, and voluntary unitization agreements, designations and/or declarations) relating to the properties described in subsection (a) above, to the extent and only to the extent such rights, titles and interests are attributable to the properties described in subsection (a) above; and

            (c) All rights, titles and interests of a Partnership, a Type 5 Investor, Black Hawk, TEA, TOC or TOGCO in and to all presently existing and valid production sales contracts, operating agreements, and other agreements and contracts which relate to any of the properties described in subsections (a) and (b) above, to the extent and only to the extent such rights, titles and interests are attributable to the properties described in subsections (a) and (b) above; and

            (d) All rights, titles and interests of a Partnership, a Type 5 Investor, Black Hawk, TEA, TOC or TOGCO in and to all materials, supplies, machinery, equipment, improvements and other personal property and fixtures (including, but not by way of limitation, all wells, wellhead equipment, pumping units, flowlines, tanks, buildings, injection facilities, saltwater disposal facilities, compression facilities, gathering systems, processing or other plants and other equipment) located on the properties described in subsections (a) and (b) above and used in connection with the exploration, development, operation or maintenance thereof, to the extent and only to the extent such rights, titles and interests are attributable to the properties described in subsections (a) and (b) above.

            "REGISTRATION STATEMENT" means the Form S-1 Registration Statement, as amended from time to time, filed by Bellwether on February 14, 1997, with the Securities and Exchange Commission under the Securities Act with respect to

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      Bellwether's proposed sale of the Common Stock and Subordinated Notes described therein.

            "RESERVE REPORTS" means (i) that certain reserve report dated as of June 30, 1996 prepared by Torch and audited by Ryder Scott Company Petroleum Engineers (the "June 30 Report") and (ii) those reserve reports prepared by Netherland, Sewell & Associates, Inc., Ryder Scott Company Petroleum Engineers, Gruy Engineering Company and H.J. Gruy & Associates, Inc. (collectively, the "Reserve Engineers") dated as of January 1, 1997 (the "January 1 Reports"), all as furnished by Torch to the Institutional Sellers or their representatives.

            "SECURITIES ACT" means the Securities Act of 1933, as amended.

            "SELLERS" means, collectively, the General Partners, Limited Partners, the Type 3 Noteholder, the Type 4 Noteholder, the Type 5 Investors, Torch, TEA and TOC.

            "SELLERS' FINANCIAL ADVISOR" means Petrie Parkman & Co., Inc. and any successor or additional investment advisor for the Institutional Sellers as shall be appointed pursuant to the SCA (as defined in Section 9.1).

            "SETTLEMENT AGREEMENT" means (i) that certain Release and Confidentiality Agreement to be dated as of the Closing Date, in substantially the form of Exhibit F hereto, (ii) the substantially similar agreement to be entered into among Torch, Torchmark and Price Waterhouse LLP and (iii) the substantially similar agreement to be entered into between Torch, Torchmark and Bernard Feshback.

            "SIGNING ESCROW ACCOUNT" is defined in Section 4.3(a) of this Agreement.

            "TEA" means Torch Energy Associates Ltd., a Texas limited partnership.

            "TEA ASSETS" is defined in Section 3.5 of this Agreement.

            "TEA TRANSFER" means the sale, transfer and conveyance of the TEA Assets to Buyer.

            "TEA PROPERTIES" means those Properties described on Schedule A as owned by TEA and burdened by the Properties of certain of the Type 2 Partnerships.

            "TEAI VIII-A" means TEAI VIII-A Limited Partnership, a Texas limited partnership.

            "TEAI VIII-B" means TEAI VIII-B Limited Partnership, a Texas limited partnership.

            "TORCH" means Torch Energy Advisors Incorporated, a Delaware corporation.

            "TORCHMARK" means Torchmark Corporation, a Delaware corporation.

            "TOC" means Torch Operating Company, a Texas corporation.

            "TOC ASSETS" is defined in Section 3.6 of this Agreement.

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            "TOC TRANSFER" means the sale, transfers and conveyance of the TOC
      Assets to Buyer.

            "TOC PROPERTIES" means those assets owned by TOC which are described in the definition of Properties that relate to any of the other Properties being purchased by Buyer hereunder.

            "TOGCO" means TEAI Oil & Gas Company, a Delaware corporation.

            "TOGCO STOCK" is defined in Section 5.7(g)  of this Agreement.

            "TOGCO TRANSFER" means the sale, transfers and conveyance of the TOGCO Stock to Buyer.

            "TOGCO PROPERTIES" means those Properties owned by TOGCO (as burdened by the Type 5 Properties and/or the Properties of certain of the Type 2 Partnerships) and described on Schedule A.

            "TRLPA" means the Texas Revised Limited Partnership Act, as amended.

            "TRANSACTION" means the specific Merger, purchase and sale of a General Partner or Limited Partner interest in 1988-II Limited Partnership, 1989-I Limited Partnership, TEAI VIII-A or TEAI VIII-B and each Transfer and each other transaction contemplated by this Agreement, individually, with respect to a particular party, and Transactions means all of such transactions, collectively.

            "TRANSACTION ASSETS" means the Type 3 Note, the Type 4 Notes, the Type 5 Assets, the Black Hawk Stock, the TEA Assets, the TOC Assets, the TOGCO Stock and the Partnership Assets, collectively.

            "TRANSFERS" means the Note Transfers, Type 5 Transfers, the Black Hawk Transfer, the TEA Transfer, the TOC Transfer and the TOGCO Transfer, collectively.

            "TYPE 1 PARTNERSHIPS" means the limited partnerships identified as Type 1 Partnerships on Exhibit A hereto other than 1988-II Limited Partnership, 1989-I Limited Partnership and TEAI VIII-A.

            "TYPE 2 PARTNERSHIPS" means the limited partnerships identified as Type 2 Partnerships on Exhibit A hereto other than TEAI VIII-B.

            "TYPE 3 CREDIT AGREEMENT" means the Credit Agreement dated October 25, 1991, between the Type 3 Noteholder and the Type 3 Partnership.

            "TYPE 3 LIMITED PARTNER" means N.E. Financial, Inc., a Delaware corporation and wholly owned subsidiary of Torch and the sole limited partner of the Type 3 Partnership, and any successor or assign thereof.

            "TYPE 3 NOTE" means the promissory note issued by the Type 3 Partnership and payable to the order of the Type 3 Noteholder pursuant to the Type 3 Credit Agreement.

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            "TYPE 3 NOTEHOLDER" means Metropolitan Life Insurance Company, as successor to New England Mutual Life Insurance Company, and any successor or assign thereof.

            "TYPE 3 PARTNERSHIP" means the limited partnership identified as the Type 3 Partnership on Exhibit A hereto.

            "TYPE 4 CREDIT AGREEMENTS" means the Credit Agreements dated October 30, 1991, and March 8, 1993, between the Type 4 Noteholder and the Type 4 Partnerships.

            "TYPE 4 LIMITED PARTNER" means T.I. Financial, Inc., a Delaware corporation and wholly owned subsidiary of Torch and the sole limited partner of each of the Type 4 Partnerships, and any successor or assign thereof.

            "TYPE 4 NOTES" means the promissory notes issued by the Type 4 Partnerships and payable to the order of the Type 4 Noteholder pursuant to the Type 4 Credit Agreements.

            "TYPE 4 NOTEHOLDER" means Teachers Insurance and Annuity Association of America and any successor or assign thereof.

            "TYPE 4 PARTNERSHIPS" means the limited partnerships identified as the Type 4 Partnerships on Exhibit A hereto.

            "TYPE 5 AGREEMENTS" means the Acquisition Agreements and related agreements between the Type 5 Investors and Torch or an affiliate of Torch relating to the acquisition of the Type 5 Properties.

            "TYPE 5 ASSETS" is defined in Section 3.2 of this Agreement.

            "TYPE 5 INVESTORS" means the parties to Type 5 Agreements as set forth on Exhibit A to this Agreement as Type 5 Investors, including Torch, but excluding Black Hawk and TOGCO.

            "TYPE 5 PROPERTIES" means all right, title and interest of the Type 5 Investors in and to the net profits interests conveyed by the conveyances listed on Schedule B hereto.

            "TYPE 5 TRANSFERS" is defined in Section 3.2.

      SECTION 1.2 CONSTRUCTION. Whenever the context requires, the gender of all words used herein shall include the masculine, feminine and neuter, and the number of all words shall include the singular and plural.

      SECTION 1.3 REFERENCES. Unless otherwise specified, references in this Agreement to "Sections", "Subsections" or "Articles" refer to the sections, subsections or articles in this Agreement.

      ARTICLE II. THE MERGER AND PARTNERSHIP INTEREST TRANSFER

      SECTION 2.1 THE MERGER. Subject to the terms and conditions of this Agreement, at the Effective Time, each Type 1 Partnership, each Type 2 Partnership, the Type 3 Partnership and each Type 4 Partnership shall be merged (the "Merger") with and into

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Buyer and the separate existence of each such Partnership shall thereupon cease.
Buyer shall be the surviving entity of the Merger and shall continue to be governed by the laws of the State of Delaware. Buyer shall succeed to and assume all of the assets, liabilities, rights and obligations of each such Partnership and the existence of Buyer with all its rights, privileges, immunities, and franchises shall continue. The Merger shall have the effects specified in the TRLPA and the DGCL with respect to each Type 1, Type 2, Type 3 and Type 4 Partnership and Buyer.

      SECTION 2.2 THE CERTIFICATE OF INCORPORATION. The Certificate of Incorporation of Buyer in effect at the Effective Time shall be the Certificate of Incorporation of Buyer as the surviving entity of the Merger, until duly amended in accordance with the terms thereof and the DGCL.

      SECTION 2.3 THE BYLAWS. The Bylaws of Buyer in effect at the Effective Time shall be the Bylaws of Buyer as the surviving entity of the Merger, until duly amended in accordance with the terms thereof and the DGCL.

      SECTION 2.4 CONVERSION OF INTERESTS.

            (a) At the Effective Time, the interest of each General Partner and Limited Partner shall, by virtue of the Merger and without any action on the part of the owner thereof, be converted into the right to receive the Exchange Value attributable to such interest plus the Contingent Payment attributable to such interest. All such General Partner and Limited Partner interests in the Partnerships shall, by virtue of the Merger and without any action on the part of the owner thereof, no longer be outstanding and shall be canceled and shall cease to exist, and each owner of such interests shall thereafter cease to have any rights, interest or privileges with respect to such interests or the Partnerships, except the right to receive the Exchange Value and Contingent Payment.

            (b) Each share of Common Stock, $0.01 par value per share ("Common Stock"), of Buyer issued and outstanding at the Effective Time shall remain one (1) validly issued, fully paid and nonassessable share of Common Stock of Buyer, as the surviving entity of the Merger, and all outstanding shares of Common Stock of Buyer shall continue to represent shares of Common Stock of Buyer.

      SECTION 2.5 EFFECTIVE TIME. At the Closing, each of Buyer, the Type 1 Partnerships, the Type 2 Partnerships, the Type 3 Partnership and the Type 4 Partnerships will cause the certificates of merger (the "Certificates of Merger") attached hereto as Exhibit B-1 and B-2 to be signed by an authorized officer of Buyer and by the General Partner of such Type 1, Type 2, Type 3 and Type 4 Partnerships. On the Closing Date, the Buyer shall cause the Certificates of Merger to be filed with the Secretary of State of Delaware and the Secretary of State of Texas in accordance with the provisions of the DGCL and the TRLPA. The Merger shall become effective at the later of the effective times set forth in the certified copies of the Certificates of Merger issued by the Secretary of State of Delaware and the Secretary of State of Texas with respect to the Merger, and such time is hereinafter referred to as the "Effective Time."

      SECTION 2.6 SUBSEQUENT ACTIONS. If, at any time after the Effective Time, Buyer shall consider or be advised that any deeds, bills of sale, assignments, assurances, or any other actions or things are necessary or desirable to vest, perfect, or confirm of record or otherwise in Buyer its right, title, or interest in, to, or under any of the rights, properties, or assets of any of the Partnerships acquired or to be acquired by Buyer as a result of or in connection with the Merger, or otherwise to carry out this Agreement, the officers and directors of Buyer shall be authorized to execute and deliver, in the name and on behalf of each such Partnership, all such deeds, bills of sale, assignments, and assurances, and to take and do, in the name and on behalf of such Partnership, all such other actions and things as may be necessary or desirable to vest, perfect, or confirm any and all right, title, and interest in, to, and under such rights, properties, or assets in Buyer or otherwise to carry out this Agreement.

      SECTION 2.7 TRANSFER OF LIMITED PARTNER INTERESTS IN 1988-II LIMITED PARTNERSHIP, 1989-I LIMITED PARTNERSHIP, TEAI VIII-A AND TEAI VIII-B. On the terms and conditions set forth herein, on the Closing Date, each Limited Partner of 1988-II Limited Partnership, 1989-I Limited Partnership, TEAI VIII-A and/or TEAI VIII-B shall sell, assign and transfer to Bellwether all right, title and interest in and to the limited partner interest in 1988-II Limited Partnership, 1989-I Limited Partnership, TEAI VIII-A and/or TEAI VIII-B owned by such Limited Partner, free and clear of all Claims. As consideration for each such transfer, Buyer shall, upon the terms and subject to the conditions set forth in Article VII hereof, pay to each Limited Partner of 1988-II Limited Partnership, 1989-I Limited Partnership, TEAI VIII-A and/or TEAI VIII-B the Exchange Values of such Limited Partner's interests therein plus the Contingent Payment allocable to such Limited Partner's interests therein under Article IV. Each Limited Partner of 1988-II Limited Partnership, 1989-I Limited Partnership, TEAI VIII-A and/or TEAI VIII-B, by execution of this Agreement, consents to the admission of Black Hawk as a general partner of such partnerships upon the acquisition by Black Hawk of the General Partner interests therein on the Closing Date as contemplated by Section 2.8.

      SECTION 2.8 TRANSFER OF GENERAL PARTNER INTERESTS IN 1988-II LIMITED PARTNERSHIP, 1989-I LIMITED PARTNERSHIP, TEAI VIII-A AND TEAI VIII-B. On the terms and conditions set forth herein, on the Closing Date, Torch shall sell, assign and transfer to Black Hawk all right title and interest in and to the General Partner's interests in 1988-II Limited Partnership, 1989-I Limited Partnership, TEAI VIII-A and TEAI VIII-B owned by Torch, free and clear of all Claims. As consideration for such transfers, Buyer shall, upon the terms and subject to the conditions set forth in Article VII hereof, pay to Torch the Exchange Values of the General Partner interests in 1988-II Limited Partnership, 1989-I Limited Partnership, TEAI VIII-A and TEAI VIII-B plus the Contingent Payment allocable to such General Partner interests under Article IV. Torch, by execution of this Agreement, consents to the admission of Bellwether as a limited partner of 1988-II Limited Partnership, 1989-I Limited Partnership, TEAI VIII-A and TEAI VIII-B upon the acquisition by Bellwether of the limited partner interests therein on the Closing Date as contemplated by Section 2.7.

                  ARTICLE III. THE TRANSFERS AND CONVEYANCES

      SECTION 3.1 NOTE TRANSFERS. On the terms and subject to the conditions set forth herein, on the Closing Date, the Type 3 Noteholder and the Type 4 Noteholder shall each sell, assign, convey, deliver and transfer to Buyer, and Buyer shall purchase from the Type 3 Noteholder and the Type 4 Noteholder, free and clear of all Claims, the Type 3 Note and the Type 4 Notes, respectively; provided that the Noteholders shall not sell to Buyer their rights to receive the amounts payable to them under the Settlement Agreement (the sale, transfer and conveyance of the Type 3 Note and the Type 4 Notes being hereinafter collectively referred to as the "Note Transfers" and individually as a "Note Transfer"). As consideration for the Note Transfers, Buyer shall, upon the terms and subject to the conditions set forth in Article VII hereof, pay to the Type 3 Noteholder and the Type 4 Noteholder the Exchange Value of the Type 3 Note and Type 4 Notes, respectively, plus the Contingent Payment allocable to such Type 3 Note or Type 4 Notes under Article IV.

      SECTION 3.2 CONVEYANCE OF TYPE 5 ASSETS. On the terms and subject to the conditions contained herein, on the Closing Date, but for all purposes immediately following the Merger, each Type 5 Investor shall, severally and not jointly, sell, assign, convey, deliver and transfer to Buyer, and Buyer shall purchase from such Type 5 Investors (collectively, the "Type 5 Transfers"), (i) the Type 5 Properties owned by such Type 5 Investor, (ii) all accounts receivable and prepaid items existing as of July 1, 1996, which such Type 5 Investor has a right to receive pursuant to the Type 5 Properties (including any receivables due to such Type 5 Investor from Torch and its affiliates), and
(iii) all contingent claims and all other rights and obligations under contracts of such Type 5 Investor that relate to the Type 5 Properties, whether such claims, obligations and other rights relate to periods before, on or after July 1, 1996; provided, that the Type 5 Investors shall not sell to Buyer their rights to receive the amounts payable to them under the Settlement Agreement (such accounts receivable, prepaid items, contingent claims and other rights and obligations, together with the Type 5 Properties, being hereinafter collectively referred to as the "Type 5 Assets"). As consideration for the Type 5 Transfers, Buyer shall, upon the terms and subject to the conditions set forth in Article VII hereof, pay to each Type 5 Investor the Exchange Value of such Type 5 Assets plus the Contingent Payment allocable to the Type 5 Assets under Article IV.

      SECTION 3.3 CONVEYANCE OF BLACK HAWK STOCK. On the terms and subject to the conditions contained herein, on the Closing Date, Torch shall sell, assign, convey, deliver and transfer to Buyer, and Buyer shall purchase from Torch (the "Black Hawk Transfer"), all of the Black Hawk Stock. As consideration for the Black Hawk Transfer, Buyer shall, upon the terms and subject to the conditions set forth in Article VII hereof, pay to Torch the Exchange Value of the Black Hawk Stock plus the Contingent Payment allocable to the Black Hawk Stock under
Article IV.

      SECTION 3.4 CONVEYANCE OF TOGCO STOCK. On the terms and subject to the conditions contained herein, on the Closing Date, Torch shall sell, assign, convey, deliver and transfer to Buyer, and Buyer shall purchase from Torch (the "TOGCO Transfer"), all of the TOGCO Stock. As consideration for the TOGCO Transfer, Buyer shall, upon the terms and subject to the conditions set forth in
Article VII hereof, pay to Torch the Exchange Value of the TOGCO Stock plus the Contingent Payment allocable to the TOGCO Stock under Article IV.

      SECTION 3.5 CONVEYANCE OF TEA PROPERTIES. On the terms and subject to the conditions contained herein, on the Closing Date, TEA shall sell, assign, convey, deliver and transfer to Buyer, and Buyer shall purchase from TEA (the "TEA Transfer"), (i) the TEA Properties, (ii) all accounts receivable and prepaid items existing as of July 1, 1996, which are related to the TEA Properties (including any receivables due to TEA from Torch and its affiliates), and (iii) all contingent claims and all other rights and obligations under any contracts to which TEA is a party that relate to the TEA Properties, whether such claims, obligations and other rights relate to periods before, on or after July 1, 1996 (such accounts receivable, prepaid items, contingent claims and other rights and obligations, together with the TEA Properties, being hereinafter collectively referred to as the "TEA Assets"). As consideration for the TEA Transfer, Buyer shall, upon the terms and subject to the conditions set forth in Article VII hereof, pay to TEA the Exchange Value of the TEA Assets plus the Contingent Payment allocable to the TEA Assets under Article IV.

      SECTION 3.6 CONVEYANCE OF TOC PROPERTIES. On the terms and subject to the conditions contained herein, on the Closing Date, TOC shall sell, assign, convey, deliver and transfer to Buyer, and Buyer shall purchase from TOC (the "TOC Transfer"), (i) the TOC Properties, (ii) all accounts receivable and prepaid items existing as of July 1, 1996, which are related to the TOC Properties (including any receivables due to TOC from Torch and its affiliates), and (iii) all contingent claims and all other rights and obligations under any contracts to which TOC is a party that relate to the TOC Properties, whether such claims, obligations and other rights relate to periods before, on or after July 1, 1996 (such accounts receivable, prepaid items, contingent claims and other rights and obligations, together with the TOC Properties, being hereinafter collectively referred to as the "TOC Assets"). As consideration for the TOC Transfer, Buyer shall, upon the terms and subject to the conditions set forth in Article VII hereof, pay to TOC the Exchange Value of the TOC Assets plus the Contingent Payment allocable to the TOC Assets under
Article IV.

      SECTION 3.7 EXTINGUISHMENT OF CERTAIN NOTES. On the terms and subject to the conditions contained herein, immediately prior to the Closing, the notes provided for in the respective partnership agreements for 1987-VI STEA Limited Partnership and 1988-VI STEA Limited Partnership evidencing loans by the limited partners to such Partnerships shall be deemed to be contributed to the capital of the respective Partnerships by the limited partners of such Partnerships, and such notes shall be considered for all purposes to be duly paid and extinguished.

      SECTION 3.8 FURTHER ASSURANCES. If, at any time after the Effective Time, Buyer shall consider or be advised that any deeds, bills of sale, assignments, assurances, or any other actions or things are necessary to effectuate the Transactions contemplated herein in which a party is involved, the Type 5 Investors, TEA or TOC, as appropriate, shall execute and deliver, in the name and on behalf of such entity, all such deeds, bills of sale, assignments, and assurances, and to take and do, in the name and on behalf of such entity, all such other actions and things as may be necessary to effectuate such Transactions; provided, however, that no Type 5 Investor shall have any obligation to incur any financial obligation in connection therewith or have any obligation to prepare such documents.

          ARTICLE IV. PAYMENT OF EXCHANGE VALUE; CONTINGENT PAYMENT

      SECTION 4.1 PAYMENT OF EXCHANGE VALUE. At the Closing, Buyer will pay to each Seller the aggregate Exchange Values allocable to the Transaction Assets owned by such Seller, in cash, by wire transfer of immediately available funds to the account specified by each such Seller to Buyer prior to Closing. Buyer shall also pay to each Seller its share of the contingent payment described in
Section 4.2 (the "Contingent Payment"), at the time and in the manner set forth in Section 4.3.

      SECTION 4.2 CONTINGENT PAYMENT. The aggregate amount of the Contingent Payment payable to the Sellers in the aggregate will be calculated by Buyer on the 30th day following the Closing Date (the "Calculation Date") and shall be equal to the lesser of (A) the Closing Escrow Deposit and (B) the product of (i) 13,554,728, MULTIPLIED BY (ii) the amount, if any, by which (x) the Average NYMEX Price per MMBtu of gas exceeds (y) $2.10 per MMBtu of gas. The Average NYMEX Price will be determined based upon the closing prices of the New York Mercantile Exchange ("NYMEX") Natural Gas futures contracts for delivery in each of the calendar months January through December 1997 (each contract for delivery in a particular calendar month being herein called a "Contract"). The price for each Contract for which trading has closed on or prior to the Calculation Date will be equal to the closing price with respect to such Contract on the last day on which such Contract was traded on the NYMEX (e.g., the price for the January 1997 Contract is equal to the closing price on the last trading day in December 1996 of the NYMEX January 1997 Natural Gas futures contract). The actual prices of Contracts for January, February and March, 1997, are $4.00, $2.99 and $1.78, respectively. The price for each Contract for which trading has not closed on or prior to the Calculation Date will be equal to the average of the closing prices with respect to such Contract on each of the days on which such Contract is traded on the NYMEX between the Closing Date and the Calculation Date (e.g., assuming the Closing Date is April 30, 1997, the price for the December 1997 Contract will be equal to the average of the closing prices on each trading day beginning May 1 and ending May 29, 1997, for the NYMEX December 1997 Natural Gas futures contract). The "Average NYMEX Price" will be equal to the quotient of (A) the sum of the prices for the January through December 1997 Contracts, DIVIDED BY
(B) twelve (12).

      SECTION 4.3  ESCROW DEPOSITS.

            (a) Contemporaneously with the execution of this Agreement, Buyer will deposit $10,000,000.00 (the "Deposit") in an interest bearing escrow account (the "Signing Escrow Account") with Bank One, Texas, N.A. (the "Escrow Agent"). In the event the Transactions are consummated in accordance with the terms hereof, the Deposit, together with interest thereon, shall be applied first to the Closing Escrow Deposit, and the remainder shall be paid to Buyer in order that Buyer may apply such amounts to the payments required to be made by Buyer to Sellers at the Closing. In the event that the Transactions fail to close for reasons other than a breach by any Institutional Seller of any of its obligations under this Agreement, the failure of a Type 5 Investor to receive all consents and other actions required by Section 7.3(b)(ii) or the failure of Sellers' Financial Advisor to deliver the fairness opinion required by
      Section 7.3(b)(iii), the entire amount of the Deposit, together with interest thereon, shall be disbursed and paid to the Sellers, pro-rata in accordance with the ratio the Exchange Value as of July 1, 1996 of each such Seller bears to the aggregate Exchange Value of all Sellers as of such date, by wire transfer of immediately available funds, upon the Escrow Agent's receipt of written instructions to such effect signed by a duly authorized officer of Buyer and each of the Institutional Sellers. In the event this Agreement is terminated by Buyer because of a breach by any Institutional Seller of any of its obligations under this Agreement, the failure of a Type 5 Investor to receive all consents and other actions required by Section 7.3(b)(ii) or the failure of Sellers' Financial Advisor to deliver the fairness opinion required by Section 7.3(b)(iii), then the entire amount of the Deposit, together with interest thereon, shall be released to Buyer upon the Escrow Agent's receipt of written instructions to such effect signed by a duly authorized officer of Buyer and each of the Institutional Sellers. Torch and each of the Institutional Sellers agree that any amounts received from Bellwether pursuant to this
      Section 4.3(a) in the event the Transactions do not close shall not be taken into account in determining "payout" with regard to any Institutional Program. THE PARTIES HEREBY ACKNOWLEDGE THAT THE EXTENT OF DAMAGES TO SELLERS OCCASIONED BY THE FAILURE OF THE TRANSACTIONS TO BE CONSUMMATED WOULD BE IMPOSSIBLE OR EXTREMELY DIFFICULT TO ASCERTAIN AND THAT THE AMOUNT OF THE DEPOSIT IS A FAIR AND REASONABLE ESTIMATE OF SUCH DAMAGES UNDER THE CIRCUMSTANCES AND DOES NOT CONSTITUTE A PENALTY.

            (b) At the Closing, Buyer will deposit $9,011,853.00 (the "Closing Escrow Deposit") in an interest bearing escrow account (the "Closing Escrow Account") with the Escrow Agent to secure payment of the Contingent Payment. On the Calculation Date, an amount equal to the Contingent Payment calculated under Section 4.2 will be released from the Closing Escrow Account and paid to the Sellers participating in the Transactions, in accordance with each such Seller's share of such Contingent Payment as set forth below, by wire transfer of immediately available funds. Each Seller's share of the Contingent Payment shall be calculated by determining the Exchange Value which would have been paid to such Seller if the Contingent Payment were added to the $188,347,731 purchase price and such amount were allocated among the Sellers using the procedures employed to allocate the Exchange Value set forth on Exhibit A. The balance of the principal amount of the Closing Escrow Deposit, if any, shall be paid to Buyer by wire transfer of immediately available funds simultaneous with the payments to Sellers. If a person identified as a Seller on Exhibit A does not participate in a Transaction, the Contingent Payment allocable to such Seller with respect to the assets not transferred will be paid to Buyer. Interest on the Closing Escrow Deposit will be disbursed from the Closing Escrow Account and paid to Buyer and each of the Sellers participating in the Transactions pro rata based upon the principal amount of the Closing Escrow Deposit distributed to each of them. Buyer and Sellers' Financial Advisor shall certify the amount of the Contingent Payment and Torch and Sellers' Financial Advisor shall certify each Seller's share thereof to the Escrow Agent promptly after it is calculated.

                  ARTICLE V. REPRESENTATIONS AND WARRANTIES

      SECTION 5.1 REPRESENTATIONS AND WARRANTIES OF BELLWETHER AND BUYER. Bellwether and Buyer hereby jointly and severally represent and warrant, as of the date hereof and as of the Closing Date, to the parties hereto as follows:

            (a) ORGANIZATION, QUALIFICATION AND GOOD STANDING. Each of Bellwether and Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business, as now con ducted, and to own or lease its properties and other assets as now owned or leased. Each of Bellwether and Buyer is duly qualified and in good standing in all jurisdictions where the nature of its assets or business requires such qualification, except where the failure to be so qualified or in good standing would not have a material adverse effect on it.

            (b) DUE AUTHORIZATION; VALID, BINDING AND ENFORCEABLE. Each of Bellwether and Buyer has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the Transactions. The execution, delivery and performance of this Agreement and the consummation of the Transactions have been duly authorized by all necessary corporate action on the part of Bellwether and Buyer. This Agreement has been duly executed and delivered by Bellwether and Buyer and, assuming the due authorization, execution and delivery hereof by the other parties hereto, constitutes the legal, valid and binding obligation of Bellwether and Buyer enforceable in accordance with its terms, except as limited by bankruptcy or other laws applicable generally to creditor's rights and as limited by general equitable principles.

            (c) NO VIOLATION; APPROVALS. The execution, delivery and performance by Bellwether and Buyer of this Agreement and the consummation of the Transactions, will not violate any provision of law or conflict with, or result in any breach of, or constitute a default under, or result in the creation of a lien, claim or encumbrance on any of the properties or assets of Bellwether or Buyer pursuant to any corporate charter, bylaw or regulation or any agreement, instrument, judgment or decree to which Bellwether or Buyer is a party or by either of them or their respective properties is or may be bound or affected, or eliminate or impair any intangible right, concession (including any tax concession), license or privilege allowed to or enjoyed by Bellwether or Buyer. Other than those requisite consents and approvals, if any, relating solely to the Properties, no ap proval, authorization, consent, order or other action of, or filing with, any person, firm or corporation, or any court, administrative agency or other governmental authority, domestic or foreign, is required in connection with the execution and delivery by Buyer of this Agreement and the consummation by Bellwether or Buyer of the Transactions.

            (d) COMPLETE DISCLOSURE. No representation or warranty made by Bellwether or Buyer in this Agreement nor any certificate, schedule, statement, document or instrument furnished or to be furnished to Sellers pursuant hereto, or in connection with the negotiation, execution or performance of this Agreement or the consummation of the Transactions, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact required to be stated herein or therein or necessary to make any statement herein or therein, under the circumstances under which they are or will be made, not misleading.

            (e) KNOWLEDGEABLE BUYER; NO DISTRIBUTION. Each of Bellwether and Buyer is a knowledgeable purchaser, owner and operator of oil and gas properties, has the ability to evaluate (and in fact has evaluated) the Properties and the other Transaction Assets for purchase, and is acquiring the Properties and the other Transaction Assets for its own account and not with the intent to make a distribution thereof in violation of the Securities Act (and the rules and regulations pertaining thereto) or in violation of any other applicable securities law, rule or regulation.

            (f) TORCH CONSIDERATION. Pages 12, 13, 57 and 58 from the Common Stock Prospectus attached hereto as Exhibit D and constituting a part of the Registration Statement describe, in all material respects, the payments and all other direct and indirect consideration to be made or paid to Torch and its affiliates by Buyer, Bellwether and Bellwether affiliates in connection with the Transactions.

            (g) REGISTRATION STATEMENT. Each of Bellwether and Buyer acknowledge and agree that none of the Institutional Sellers have provided any information for inclusion in the Registration Statement, have reviewed or commented on the Registration Statement, have had any duty or obligation to provide information for, or to review or comment on, the Registration Statement, or otherwise have any duties or responsibilities with respect thereto. Unless required by law, no Institutional Seller's name or any derivative thereof shall be disclosed, referred to or otherwise used in the Registration Statement or any press releases or other agreements or material prepared in connection with the Registration Statement.

            (h) PARTY IN INTEREST. Neither Bellwether nor Buyer is a "party in interest" relative to the Type 5 Investors pursuant to the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder.

            (i) HSR ACT. Each of Bellwether and Buyer represent and warrant that as a result of the Transactions, Sellers are not required to file notice pursuant to the Hart Scott Rodino Antitrust Improvements Act of 1976, as amended.

      SECTION 5.2 REPRESENTATIONS AND WARRANTIES OF EACH PARTNERSHIP. Each Partnership hereby severally and not jointly represents and warrants, as of the date hereof and as of the Closing Date, as to itself, to the parties hereto as follows (provided that no

Partnership has any duties or obligations with respect to the representations and warranties of any other Partnership):

            (a) FORMATION AND AUTHORITY OF EACH PARTNERSHIP. Such Partnership is a limited partnership legally formed, duly organized and validly existing under the laws of the State of Texas. Such Partnership has the power and authority to carry on its business as now conducted and to own or lease its properties and other assets as now owned or leased. Such Partnership is duly qualified and in good standing in all jurisdictions where the nature of its assets or business requires such qualification, except where the failure to be so qualified or in good standing would not have a material adverse effect on such Partnership.

            (b) IDENTITY OF PARTNERS. The identity of each General Partner and Limited Partner of such Partnership and their respective interests in such Partnership on the date hereof are set forth on Exhibit A hereto. There are outstanding no options, warrants, rights, calls, subscription rights or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, any general or limited partner interest of such Partnership, or contracts, understandings or arrangements to which such Partnership is a party, or by which it is or may be bound, to issue additional general or limited partner interests, or options, warrants, rights, calls, subscription rights or rights convertible into or exchangeable for, any additional general or limited partner rights other than options held by the Type 3 Noteholder or Type 4 Noteholder to acquire the Limited Partner interests in the Type 3 Partnership or the Type 4 Partnerships (as the case may be) and the respective loan agreements relating thereto or except as specifically set forth in the partnership agreement of such Partnership.

            (c) DUE AUTHORIZATION; VALID, BINDING AND ENFORCEABLE. Such Partnership has all requisite power and authority to enter into this Agreement and all agreements contemplated hereby and to consummate the Merger (or in the case of 1988-II Limited Partnership, 1989-I Limited Partnership, TEAI VIII-A and TEAI VIII-B, the transactions contemplated by Sections 2.7 and 2.8) and perform its obligations hereunder. Subject to the approvals obtained in Sections 2.7, 2.8 and 6.1, the execution, delivery and performance of this Agreement and all agreements contemplated hereby and the consummation of the Merger (or in the case of 1988-II Limited Partnership, 1989-I Limited Partnership, TEAI VIII-A and TEAI VIII-B, the transactions contemplated by Sections 2.7 and 2.8) have been duly authorized by all required actions of such Partnership. This Agreement has been duly executed and delivered by such Partnership and constitutes the legal, valid and binding obligation of such Partnership enforceable in accordance with its terms, except as limited by bankruptcy, or other laws applicable generally to creditor's rights and as limited by general equitable principles.

            (d) NO VIOLATION; APPROVALS. Other than the consents and approvals obtained in Sections 2.7, 2.8 and 6.1 and those relating solely to the Oil and Gas Properties being transferred hereunder, the execution, delivery and performance by such Partnership of this Agreement and the consummation of the Merger (or in the case of 1988-II Limited Partnership, 1989-I Limited Partnership, TEAI VIII-A and TEAI VIII-B, the transactions contemplated by Sections 2.7 and 2.8), will not violate any provision of law or conflict with, or result in any breach of, or constitute a default under, or result in the creation of a lien, claim or encumbrance on any of the material properties or assets of such Partnership pursuant to any term, provision or regulation of its certificate or agreement of limited partnership or similar constituent document or any agreement, instrument, judgment or decree to which such Partnership is a party or by which it or its properties is or may be bound or affected, or eliminate or impair any intangible right, concession (including any tax concession), license or privilege allowed to or enjoyed by such Partnership. Other than the consents and approvals obtained in Sections 2.7, 2.8 and 6.1 and those relating solely to the Oil and Gas Properties being transferred hereunder, no approval, authorization, consent, order or other action of, or filing with, any person, firm or corporation, or any court, administrative agency or other governmental authority, domestic or foreign, is required in connection with the execution and delivery by such Partnership of this Agreement or the consummation by such Partnership of the Merger (or in the case of 1988-II Limited Partnership, 1989-I Limited Partnership, TEAI VIII-A and TEAI VIII-B, the transactions contemplated by Sections 2.7 and 2.8).

            (e) WARRANTY OF TITLE. Such Partnership warrants its right, title and interest to its respective Properties unto Buyer by, through and under such Partnership, but not otherwise.

             (f) DISCLAIMERS. THE EXPRESS REPRESENTATIONS AND WARRANTIES OF THE PARTNERSHIPS CONTAINED IN THIS SECTION 5.2 (INCLUDING, WITHOUT LIMITATION, THE SPECIAL WARRANTY OF TITLE CONTAINED IN SECTION 5.2(e) ABOVE) ARE EXCLUSIVE AND ARE IN LIEU OF ALL OTHER REPRESENTATIONS AND WARRANTIES, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, AND THE PARTNERSHIPS EXPRESSLY DISCLAIM ANY AND ALL SUCH OTHER REPRESENTATIONS AND WARRANTIES. WITHOUT LIMITATION OF THE FOREGOING, THE PARTNERSHIPS MAKE NO WARRANTY OR REPRESENTATION WHETHER EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, OR RELATING TO ANY LIABILITIES OF THE PARTNERSHIPS, INCLUDING ANY ENVIRONMENTAL LIABILITIES, THE CONDITION, QUANTITY, QUALITY, FITNESS FOR A PARTICULAR PURPOSE, CONFORMITY TO THE MODELS OR SAMPLES OF MATERIALS OR MERCHANTABILITY OF ANY EQUIPMENT OR ITS FITNESS FOR ANY PURPOSE, OR, EXCEPT AS PROVIDED OTHERWISE IN THIS SECTION, ANY OTHER EXPRESS, IMPLIED, STATUTORY OR OTHER WARRANTY OR REPRESENTATION WHATSOEVER. BUYER SHALL HAVE INSPECTED, OR WAIVED (AND UPON CLOSING SHALL BE DEEMED TO HAVE WAIVED) ITS RIGHT TO INSPECT, THE OIL AND GAS PROPERTIES FOR ALL PURPOSES AND SATISFIED ITSELF AS TO THEIR PHYSICAL AND ENVIRONMENTAL CONDITION, BOTH SURFACE AND SUBSURFACE, INCLUDING BUT NOT LIMITED TO CONDITIONS SPECIFICALLY RELATED TO THE PRESENCE, RELEASE OR DISPOSAL OF HAZARDOUS SUBSTANCES, SOLID WASTES, ASBESTOS AND OTHER MAN MADE FIBERS, OR NATURALLY OCCURRING RADIOACTIVE MATERIALS. BUYER IS RELYING SOLELY UPON ITS OWN INSPECTION OF THE PROPERTIES, AND BUYER SHALL, EXCEPT AS PROVIDED OTHERWISE HEREIN, ACCEPT ALL OF THE SAME IN THEIR "AS IS, WHERE IS" CONDITION. ALSO WITHOUT LIMITATION OF THE FOREGOING, AND EXCEPT AS PROVIDED OTHERWISE IN THIS SECTION, NO PARTNERSHIP MAKES ANY WARRANTY OR REPRESENTATION, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, AS TO THE ACCURACY OR COMPLETENESS OF ANY DATA, REPORTS, RECORDS, PROJECTIONS, INFORMATION OR MATERIALS NOW, HERETOFORE OR HEREAFTER FURNISHED OR MADE AVAILABLE TO BUYER IN CONNECTION WITH THIS AGREEMENT INCLUDING, WITHOUT LIMITATION, RELATIVE TO

      PRICING ASSUMPTIONS, OR QUALITY OR QUANTITY OF HYDROCARBON RESERVES (IF
      ANY) ATTRIBUTABLE TO THE PROPERTIES OR THE ABILITY OR POTENTIAL OF THE PROPERTIES TO PRODUCE HYDROCARBONS OR THE ENVIRONMENTAL CONDITION OF THE PROPERTIES OR ANY OTHER MATTERS CONTAINED IN THE DATA OR ANY OTHER MATERIALS FURNISHED OR MADE AVAILABLE TO BUYER BY ANY PARTNERSHIP OR BY ANY PARTNERSHIP'S AGENTS OR REPRESENTATIVES OR BY ANY OTHER PARTY. ANY AND ALL SUCH DATA, RECORDS, REPORTS, PROJECTIONS, INFORMATION AND OTHER MATERIALS (WRITTEN OR ORAL) FURNISHED OR OTHERWISE MADE AVAILABLE OR DISCLOSED TO BUYER ARE PROVIDED TO BUYER AS A CONVENIENCE AND SHALL NOT CREATE OR GIVE RISE TO ANY LIABILITY OF OR AGAINST ANY PARTNERSHIP AND ANY RELIANCE ON OR USE OF THE SAME SHALL BE AT BUYER'S SOLE RISK TO THE MAXIMUM EXTENT PERMITTED BY LAW. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN OR IN ANY PARTNERSHIP OR OTHER AGREEMENT OR PURSUANT TO ANY LAW, RULE OR REGULATION APPLICABLE TO ANY PARTNERSHIP, NEITHER THE TYPE 3 NOTEHOLDER NOR THE TYPE 4 NOTEHOLDER NOR ANY LIMITED PARTNER SHALL EVER HAVE ANY OBLIGATION OR LIABILITY TO BUYER OR BELLWETHER TO RETURN OR REPAY ANY EXCHANGE VALUE, CONTINGENT PAYMENT OR OTHER AMOUNT BECAUSE OF ANY BREACH OR VIOLATION BY ANY PARTNERSHIP OF ITS REPRESENTATIONS, WARRANTIES OR AGREEMENTS SET FORTH IN THIS SECTION 5.2 OR ELSEWHERE IN THIS AGREEMENT.

      SECTION 5.3 REPRESENTATIONS AND WARRANTIES OF EACH PARTNER. Each Partner (including Torch and its affiliates in their capacities as a Partner) hereby severally and not jointly represents and warrants, as of the date hereof and as of the Closing Date, as to itself, to the parties hereto as follows (provided that no Partner has any duties or obligations with respect to the representations and warranties of any other Partner):

            (a) ORGANIZATION, CORPORATE POWER AND GOOD STANDING OF EACH PARTNER. Such Partner, if it is a corporation, is duly organized, validly existing in good standing under the laws of the state of its incorporation and, if not a corporation, is legally formed, duly organized, validly existing and, if applicable, in good standing under the laws of its state of formation. Such Partner has the power and authority to own its interests in the Partnerships.

            (b) OWNERSHIP OF INTERESTS. Such Partner owns all right, title and interest in and to (and has the unrestricted right, power and authority to vote) the General Partner or Limited Partner interests identified on Exhibit A as being owned by such Partner, free and clear of any Claims, and such Partner has not made any assignment thereof to any other person.

            (c) DUE AUTHORIZATION; VALID, BINDING AND ENFORCEABLE. Such Partner has all requisite power and authority to enter into this Agreement and all agreements contemplated hereby and to perform its obligations hereunder and thereunder. The execution, delivery and performance of this Agreement and all agreements contemplated hereby and the consummation of each Transaction applicable to such Partner have been duly authorized by all required actions of such Partner. This Agreement has been duly executed and delivered by such Partner and constitutes the legal, valid and binding obligation of such Partner enforceable in accordance with its terms, except as limited by bankruptcy, or other laws applicable generally to creditor's rights and as limited by general equitable principles.

            (d) NO VIOLATION; APPROVALS. The execution, delivery and performance by such Partner of this Agreement and the consummation of each Transaction applicable to such Partner will not violate any provision of law that would have a material adverse effect on the Transactions applicable to such Partner.

            (e) DISCLAIMERS. THE EXPRESS REPRESENTATIONS AND WARRANTIES OF THE PARTNERS CONTAINED IN THIS SECTION 5.3 ARE EXCLUSIVE AND ARE IN LIEU OF ALL OTHER REPRESENTATIONS AND WARRANTIES, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, AND THE PARTNERS EXPRESSLY DISCLAIM ANY AND ALL SUCH OTHER REPRESENTATIONS AND WARRANTIES. WITHOUT LIMITATION OF THE FOREGOING, THE PARTNERS MAKE NO WARRANTY OR REPRESENTATION WHETHER EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, OR RELATING TO ANY LIABILITIES OF THE PARTNERSHIPS, INCLUDING ANY ENVIRONMENTAL LIABILITIES, THE CONDITION, QUANTITY, QUALITY, FITNESS FOR A PARTICULAR PURPOSE, CONFORMITY TO THE MODELS OR SAMPLES OF MATERIALS OR MERCHANTABILITY OF ANY EQUIPMENT OR ITS FITNESS FOR ANY PURPOSE, OR, EXCEPT AS PROVIDED OTHERWISE IN THIS SECTION, ANY OTHER EXPRESS, IMPLIED, STATUTORY OR OTHER WARRANTY OR REPRESENTATION WHATSOEVER. BUYER SHALL HAVE INSPECTED, OR WAIVED (AND UPON CLOSING SHALL BE DEEMED TO HAVE WAIVED) ITS RIGHT TO INSPECT, THE OIL AND GAS PROPERTIES FOR ALL PURPOSES AND SATISFIED ITSELF AS TO THEIR PHYSICAL AND ENVIRONMENTAL CONDITION, BOTH SURFACE AND SUBSURFACE, INCLUDING BUT NOT LIMITED TO CONDITIONS SPECIFICALLY RELATED TO THE PRESENCE, RELEASE OR DISPOSAL OF HAZARDOUS SUBSTANCES, SOLID WASTES, ASBESTOS AND OTHER MAN MADE FIBERS, OR NATURALLY OCCURRING RADIOACTIVE MATERIALS. BUYER IS RELYING SOLELY UPON ITS OWN INSPECTION OF THE PROPERTIES, AND BUYER SHALL, EXCEPT AS PROVIDED OTHERWISE HEREIN, ACCEPT ALL OF THE SAME IN THEIR "AS IS, WHERE IS" CONDITION. ALSO WITHOUT LIMITATION OF THE FOREGOING, AND EXCEPT AS PROVIDED OTHERWISE IN THIS SECTION, NO PARTNER MAKES ANY WARRANTY OR REPRESENTATION, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, AS TO THE ACCURACY OR COMPLETENESS OF ANY DATA, REPORTS, RECORDS, PROJECTIONS, INFORMATION OR MATERIALS NOW, HERETOFORE OR HEREAFTER FURNISHED OR MADE AVAILABLE TO BUYER IN CONNECTION WITH THIS AGREEMENT INCLUDING, WITHOUT LIMITATION, RELATIVE TO PRICING ASSUMPTIONS, OR QUALITY OR QUANTITY OF HYDROCARBON RESERVES (IF ANY) ATTRIBUTABLE TO THE PROPERTIES OR THE ABILITY OR POTENTIAL OF THE PROPERTIES TO PRODUCE HYDROCARBONS OR THE ENVIRONMENTAL CONDITION OF THE PROPERTIES OR ANY OTHER MATTERS CONTAINED IN THE DATA OR ANY OTHER MATERIALS FURNISHED OR MADE AVAILABLE TO BUYER BY ANY PARTNER OR BY ANY PARTNER'S AGENTS OR REPRESENTATIVES OR BY ANY OTHER PARTY. ANY AND ALL SUCH DATA, RECORDS, REPORTS, PROJECTIONS, INFORMATION AND OTHER MATERIALS (WRITTEN OR ORAL) FURNISHED OR OTHERWISE MADE AVAILABLE OR DISCLOSED TO BUYER ARE PROVIDED TO BUYER AS A

      CONVENIENCE AND SHALL NOT CREATE OR GIVE RISE TO ANY LIABILITY OF OR AGAINST ANY PARTNER AND ANY RELIANCE ON OR USE OF THE SAME SHALL BE AT BUYER'S SOLE RISK TO THE MAXIMUM EXTENT PERMITTED BY LAW. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN OR IN ANY PARTNERSHIP OR OTHER AGREEMENT OR PURSUANT TO ANY LAW, RULE OR REGULATION APPLICABLE TO ANY PARTNERSHIP, NO LIMITED PARTNER SHALL EVER HAVE ANY OBLIGATION OR LIABILITY TO BUYER OR BELLWETHER TO RETURN OR REPAY ANY EXCHANGE VALUE, CONTINGENT PAYMENT OR OTHER AMOUNT BECAUSE OF ANY BREACH OR VIOLATION BY ANY OTHER PARTNER OF ITS REPRESENTATIONS, WARRANTIES OR AGREEMENTS SET FORTH IN THIS SECTION 5.3 OR ELSEWHERE IN THIS AGREEMENT.

      SECTION 5.4 REPRESENTATIONS AND WARRANTIES OF THE TYPE 3 NOTEHOLDER AND TYPE 4 NOTEHOLDER. The Type 3 Noteholder and Type 4 Noteholder hereby severally and not jointly represents and warrants as to itself, as of the date hereof and as of the Closing Date, as to itself, to the parties hereto as follows (provided that no Noteholder has any duties or obligations with respect to the representations and warranties of any other Noteholder):

            (a) ORGANIZATION, CORPORATE POWER AND GOOD STANDING OF EACH NOTEHOLDER. Such Noteholder, if it is a corporation, is duly organized, validly existing in good standing under the laws of the state of its incorporation and, if not a corporation, is legally formed, duly organized, validly existing and, if applicable, in good standing under the laws of its state of formation. Such Noteholder has the power and authority to own the Type 3 Note or Type 4 Notes, as the case may be.

            (b) OWNERSHIP OF NOTES. Such Noteholder owns all right, title and interest in and to (and has the unrestricted right, power and authority to transfer and sell) the Type 3 Note or Type 4 Note owned by it, free and clear of any Claims, and such Noteholder has not made any assignment thereof to any other person.

            (c) DUE AUTHORIZATION; VALID, BINDING AND ENFORCEABLE. Such Noteholder has all requisite power and authority to enter into this Agreement and all agreements contemplated hereby and to consummate the applicable Note Transfer and to perform its obligations hereunder. The execution, delivery and performance of this Agreement and all agreements contemplated hereby and the consummation of the applicable Note Transfer have been duly authorized by all required actions of such Noteholder. This Agreement has been duly executed and delivered by such Noteholder and constitutes the legal, valid and binding obligation of such Noteholder enforceable in accordance with its terms, except as limited by bankruptcy, or other laws applicable generally to creditor's rights and as limited by general equitable principles.

            (d) NO VIOLATION; APPROVALS. The execution, delivery and performance by such Noteholder of this Agreement and the consummation of the applicable Note Transfer will not violate any provision of law that would have a material adverse effect on the Transactions.

            (e) PURCHASE OPTIONS. Such Noteholder owns the option to purchase an interest in a Type 3 Partnership or a Type 4 Partnership (as the case may be) free of any Claim.

            (f) DISCLAIMERS. THE EXPRESS REPRESENTATIONS AND WARRANTIES OF THE NOTEHOLDERS CONTAINED IN THIS SECTION 5.4 ARE EXCLUSIVE AND ARE IN LIEU OF ALL OTHER REPRESENTATIONS AND WARRANTIES, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, AND THE NOTEHOLDERS EXPRESSLY DISCLAIM ANY AND ALL SUCH OTHER REPRESENTATIONS AND WARRANTIES. WITHOUT LIMITATION OF THE FOREGOING, THE NOTEHOLDERS MAKE NO WARRANTY OR REPRESENTATION WHETHER EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, OR RELATING TO ANY LIABILITIES, INCLUDING ENVIRONMENTAL LIABILITIES, THE CONDITION, QUANTITY, QUALITY, FITNESS FOR A PARTICULAR PURPOSE, CONFORMITY TO THE MODELS OR SAMPLES OF MATERIALS OR MERCHANTABILITY OF ANY EQUIPMENT OR ITS FITNESS FOR ANY PURPOSE, OR, EXCEPT AS PROVIDED OTHERWISE IN THIS SECTION, ANY OTHER EXPRESS, IMPLIED, STATUTORY OR OTHER WARRANTY OR REPRESENTATION WHATSOEVER. BUYER SHALL HAVE INSPECTED, OR WAIVED (AND UPON CLOSING SHALL BE DEEMED TO HAVE WAIVED) ITS RIGHT TO INSPECT, THE OIL AND GAS PROPERTIES FOR ALL PURPOSES AND SATISFIED ITSELF AS TO THEIR PHYSICAL AND ENVIRONMENTAL CONDITION, BOTH SURFACE AND SUBSURFACE, INCLUDING BUT NOT LIMITED TO CONDITIONS SPECIFICALLY RELATED TO THE PRESENCE, RELEASE OR DISPOSAL OF HAZARDOUS SUBSTANCES, SOLID WASTES, ASBESTOS AND OTHER MAN MADE FIBERS, OR NATURALLY OCCURRING RADIOACTIVE MATERIALS. BUYER IS RELYING SOLELY UPON ITS OWN INSPECTION OF THE PROPERTIES, AND BUYER SHALL, EXCEPT AS PROVIDED OTHERWISE HEREIN, ACCEPT ALL OF THE SAME IN THEIR "AS IS, WHERE IS" CONDITION. ALSO WITHOUT LIMITATION OF THE FOREGOING, AND EXCEPT AS PROVIDED OTHERWISE IN THIS SECTION, NO NOTEHOLDER MAKES ANY WARRANTY OR REPRESENTATION, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, AS TO THE ACCURACY OR COMPLETENESS OF ANY DATA, REPORTS, RECORDS, PROJECTIONS, INFORMATION OR MATERIALS NOW, HERETOFORE OR HEREAFTER FURNISHED OR MADE AVAILABLE TO BUYER IN CONNECTION WITH THIS AGREEMENT INCLUDING, WITHOUT LIMITATION, RELATIVE TO PRICING ASSUMPTIONS, OR QUALITY OR QUANTITY OF HYDROCARBON RESERVES (IF ANY) ATTRIBUTABLE TO THE PROPERTIES OR THE ABILITY OR POTENTIAL OF THE PROPERTIES TO PRODUCE HYDROCARBONS OR THE ENVIRONMENTAL CONDITION OF THE PROPERTIES OR ANY OTHER MATTERS CONTAINED IN THE DATA OR ANY OTHER MATERIALS FURNISHED OR MADE AVAILABLE TO BUYER BY ANY NOTEHOLDER OR BY ANY NOTEHOLDER'S AGENTS OR REPRESENTATIVES OR BY ANY OTHER PARTY. ANY AND ALL SUCH DATA, RECORDS, REPORTS, PROJECTIONS, INFORMATION AND OTHER MATERIALS (WRITTEN OR ORAL) FURNISHED OR OTHERWISE MADE AVAILABLE OR DISCLOSED TO BUYER ARE PROVIDED TO BUYER AS A CONVENIENCE AND SHALL NOT CREATE OR GIVE RISE TO ANY LIABILITY OF OR AGAINST ANY NOTEHOLDER AND ANY RELIANCE ON OR USE OF THE SAME SHALL BE AT BUYER'S SOLE RISK TO THE MAXIMUM EXTENT PERMITTED BY LAW. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN OR IN ANY PARTNERSHIP OR OTHER AGREEMENT OR PURSUANT TO ANY LAW, RULE OR REGULATION APPLICABLE TO ANY PARTNERSHIP OR NOTEHOLDER, NO NOTEHOLDER SHALL EVER HAVE ANY OBLIGATION OR LIABILITY TO BUYER OR BELLWETHER TO RETURN OR REPAY ANY

      EXCHANGE VALUE, CONTINGENT PAYMENT OR OTHER AMOUNT BECAUSE OF ANY BREACH OR VIOLATION BY ANY OTHER NOTEHOLDER OF ITS REPRESENTATIONS, WARRANTIES OR AGREEMENTS SET FORTH IN THIS SECTION 5.4 OR ELSEWHERE IN THIS AGREEMENT.

      SECTION 5.5 REPRESENTATIONS AND WARRANTIES OF TYPE 5 INVESTORS. Each Type 5 Investor (including Torch in its capacity as a Type 5 Investor) hereby severally and not jointly represents and warrants, as of the date hereof and as of the Closing Date, as to itself, to the parties hereto as follows (provided that no Type 5 Investor has any duties or obligations with respect to the representations and warranties of any other Type 5 Investor):

            (a) ORGANIZATION, CORPORATE POWER AND GOOD STANDING. Such Type 5 Investor, if a corporation, is a corporation duly organized, validly existing in good standing under the laws of its state of incorporation. If such Type 5 Investor is another entity, it is legally formed, duly organized, validly existing in good standing under the laws of its state of formation. Such Type 5 Investor has the power and authority to carry on its business as now conducted and to own or lease its properties and other assets as now owned or leased.

            (b) DUE AUTHORIZATION; VALID, BINDING AND ENFORCEABLE. Such Type 5 Investor has all requisite power and authority to enter into this Agreement and all agreements contemplated hereby and to consummate the applicable Type 5 Transfer and perform its obligations hereunder and thereunder. The execution, delivery and performance of this Agreement and all agreements contemplated hereby and the consummation of the applicable Type 5 Transfer have been duly authorized by all required actions of such Type 5 Investor. This Agreement has been duly executed and delivered by such Type 5 Investor and constitutes the legal, valid and binding obligation of such Type 5 Investor enforceable in accordance with its terms, except as limited by bankruptcy, or other laws applicable generally to creditor's rights and as limited by general equitable principles.

            (c) NO VIOLATION; APPROVALS. Other than the consents and approvals obtained in Sections 2.7, 2.8 and 6.1 and those relating solely to the Oil and Gas Properties being transferred hereunder, the execution, delivery and performance by such Type 5 Investor of this Agreement and the consummation of the applicable Type 5 Transfer, will not violate any provision of law or conflict with, or result in any breach of, or constitute a default under, or result in the creation of a lien, claim or encumbrance on any of the properties or assets of such Type 5 Investor pursuant to any corporate charter, bylaw or regulation or any agreement, instrument, judgment or decree to which such entity is a party or by which it or its properties is or may be bound or affected, or eliminate or impair any intangible right, concession (including any tax concession), license or privilege allowed to or enjoyed by such party. Other than the consents and approvals obtained in Sections 2.7, 2.8 and 6.1 and those relating solely to the Oil and Gas Properties being transferred hereunder, no approval, authorization, consent, order or other action of, or filing with, any person, firm or corporation, or any court, administrative agency or other governmental authority, domestic or foreign, is required in connection with the execution and delivery by such Type 5 Investor of this Agreement or the consummation by such Type 5 Investor of the applicable Type 5 Transfer.

            (d) WARRANTY OF TITLE. Such Type 5 Investor warrants that is has not conveyed, or created a Claim on, any interest conveyed to such Type 5 Investor in the conveyances listed on Schedule B except in transactions in which Torch, Black Hawk, TOC or TOGCO was also a party.

            (e) DISCLAIMERS. THE EXPRESS REPRESENTATIONS AND WARRANTIES OF THE TYPE 5 INVESTORS CONTAINED IN THIS SECTION 5.5 (INCLUDING, WITHOUT LIMITATION, THE SPECIAL WARRANTY OF TITLE CONTAINED IN SECTION 5.5(d) ABOVE) ARE EXCLUSIVE AND ARE IN LIEU OF ALL OTHER REPRESENTATIONS AND WARRANTIES, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, AND THE TYPE 5 INVESTORS EXPRESSLY DISCLAIM ANY AND ALL SUCH OTHER REPRESENTATIONS AND WARRANTIES. WITHOUT LIMITATION OF THE FOREGOING, THE TYPE 5 ASSETS SHALL BE CONVEYED PURSUANT HERETO WITHOUT ANY WARRANTY OR REPRESENTATION WHETHER EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, OR RELATING TO ANY LIABILITIES RELATED TO THE PROPERTIES FROM WHICH THE NET PROFITS INTERESTS ARE CREATED, INCLUDING ANY ENVIRONMENTAL LIABILITIES, THE CONDITION, QUANTITY, QUALITY, FITNESS FOR A PARTICULAR PURPOSE, CONFORMITY TO THE MODELS OR SAMPLES OF MATERIALS OR MERCHANTABILITY OF ANY EQUIPMENT OR ITS FITNESS FOR ANY PURPOSE, AND, EXCEPT AS PROVIDED OTHERWISE IN THIS SECTION, WITHOUT ANY OTHER EXPRESS, IMPLIED, STATUTORY OR OTHER WARRANTY OR REPRESENTATION WHATSOEVER. BUYER SHALL HAVE INSPECTED, OR WAIVED (AND UPON CLOSING SHALL BE DEEMED TO HAVE WAIVED) ITS RIGHT TO INSPECT, THE PROPERTIES FOR ALL PURPOSES AND SATISFIED ITSELF AS TO THEIR PHYSICAL AND ENVIRONMENTAL CONDITION, BOTH SURFACE AND SUBSURFACE, INCLUDING BUT NOT LIMITED TO CONDITIONS SPECIFICALLY RELATED TO THE PRESENCE, RELEASE OR DISPOSAL OF HAZARDOUS SUBSTANCES, SOLID WASTES, ASBESTOS AND OTHER MAN MADE FIBERS, OR NATURALLY OCCURRING RADIOACTIVE MATERIALS. BUYER IS RELYING SOLELY UPON ITS OWN INSPECTION OF THE PROPERTIES, AND BUYER SHALL, EXCEPT AS PROVIDED OTHERWISE HEREIN, ACCEPT ALL OF THE SAME IN THEIR "AS IS, WHERE IS" CONDITION. ALSO WITHOUT LIMITATION OF THE FOREGOING, AND EXCEPT AS PROVIDED OTHERWISE IN THIS SECTION, NO TYPE 5 INVESTOR MAKES ANY WARRANTY OR REPRESENTATION, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, AS TO THE ACCURACY OR COMPLETENESS OF ANY DATA, REPORTS, RECORDS, PROJECTIONS, INFORMATION OR MATERIALS NOW, HERETOFORE OR HEREAFTER FURNISHED OR MADE AVAILABLE TO BUYER IN CONNECTION WITH THIS AGREEMENT INCLUDING, WITHOUT LIMITATION, RELATIVE TO PRICING ASSUMPTIONS, OR QUALITY OR QUANTITY OF HYDROCARBON RESERVES (IF ANY) ATTRIBUTABLE TO THE PROPERTIES OR THE ABILITY OR POTENTIAL OF THE PROPERTIES TO PRODUCE HYDROCARBONS OR THE ENVIRONMENTAL CONDITION OF THE PROPERTIES OR ANY OTHER MATTERS CONTAINED IN THE DATA OR ANY OTHER MATERIALS FURNISHED OR MADE AVAILABLE TO BUYER BY ANY TYPE 5 INVESTOR OR BY ANY OF SUCH PARTY'S AGENTS OR REPRESENTATIVES OR BY ANY OTHER PARTY. ANY AND ALL SUCH DATA, RECORDS, REPORTS, PROJECTIONS, INFORMATION AND OTHER MATERIALS (WRITTEN OR ORAL) FURNISHED OR OTHERWISE MADE AVAILABLE OR DISCLOSED TO BUYER ARE PROVIDED TO BUYER AS A CONVENIENCE AND SHALL NOT CREATE OR GIVE RISE TO ANY LIABILITY OF OR AGAINST ANY TYPE 5 INVESTOR

      AND ANY RELIANCE ON OR USE OF THE SAME SHALL BE AT BUYER'S SOLE RISK TO THE MAXIMUM EXTENT PERMITTED BY LAW. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN OR IN ANY OTHER AGREEMENT OR PURSUANT TO ANY LAW, RULE OR REGULATION APPLICABLE TO ANY TYPE 5 INVESTOR, NO TYPE 5 INVESTOR SHALL EVER HAVE ANY OBLIGATION OR LIABILITY TO BUYER OR BELLWETHER TO RETURN OR REPAY ANY EXCHANGE VALUE, CONTINGENT PAYMENT OR OTHER AMOUNT BECAUSE OF ANY BREACH OR VIOLATION BY ANY OTHER TYPE 5 INVESTOR OF ITS REPRESENTATIONS, WARRANTIES OR AGREEMENTS SET FORTH IN THIS SECTION 5.5 OR ELSEWHERE IN THIS AGREEMENT.

      SECTION 5.6 REPRESENTATIONS AND WARRANTIES OF BLACK HAWK, TEA, TOC AND TOGCO. Each of Black Hawk, TEA, TOC and TOGCO hereby severally and not jointly represents and warrants, as of the date hereof and as of the Closing Date, as to itself, to the parties hereto as follows:

            (a) ORGANIZATION, CORPORATE POWER AND GOOD STANDING. Each of Black Hawk, TEA, TOC and TOGCO is a corporation duly organized, validly existing in good standing under the laws of its state of incorporation. Black Hawk, TEA, TOC and TOGCO each has the power and authority to carry on its business as now conducted and to own or lease its properties and other assets as now owned or leased. Black Hawk, TEA, TOC and TOGCO is each duly qualified and in good standing in all jurisdictions where the nature of its assets or business requires such qualification, except where the failure to be so qualified or in good standing would not have a material adverse effect on Black Hawk, TEA, TOC or TOGCO, as appropriate.

            (b) DUE AUTHORIZATION; VALID, BINDING AND ENFORCEABLE. Black Hawk, TEA, TOC and TOGCO each has all requisite power and authority to enter into this Agreement and all agreements contemplated hereby and to consummate the applicable Transactions and perform its obligations hereunder and thereunder. The execution, delivery and performance of this Agreement and all agreements contemplated hereby and the consummation of the applicable Transactions have been duly authorized by all required actions of Black Hawk, TEA, TOC and TOGCO. This Agreement has been duly executed and delivered by Black Hawk, TEA, TOC and TOGCO and constitutes the legal, valid and binding obligation of Black Hawk, TEA, TOC and TOGCO enforceable in accordance with its terms, except as limited by bankruptcy, or other laws applicable generally to creditor's rights and as limited by general equitable principles.

            (c) NO VIOLATION; APPROVALS. Other than the consents and approvals obtained in Sections 2.7, 2.8 and 6.1 and those relating solely to the Oil and Gas Properties being transferred hereunder, the execution, delivery and performance by Black Hawk, TEA, TOC and TOGCO of this Agreement and the consummation of the applicable Transactions, will not violate any provision of law or conflict with, or result in any breach of, or constitute a default under, or result in the creation of a lien, claim or encumbrance on any of the properties or assets of Black Hawk, TEA, TOC and TOGCO pursuant to any corporate charter, bylaw or regulation or any agreement, instrument, judgment or decree to which such entity is a party or by which it or its properties is or may be bound or affected, or eliminate or impair any intangible right, concession (including any tax concession), license or privilege allowed to or enjoyed by such party. Other than the consents and approvals obtained in Sections 2.7, 2.8 and
      6.1 and those relating solely to the Oil and Gas

      Properties being transferred hereunder, no approval, authorization, consent, order or other action of, or filing with, any person, firm or corporation, or any court, administrative agency or other governmental authority, domestic or foreign, is required in connection with the execution and delivery by Black Hawk, TEA, TOC and TOGCO of this Agreement or the consummation by Black Hawk, TEA, TOC and TOGCO of the applicable Transactions.

            (d) NO UNTRUE STATEMENTS. Neither this Agreement or any certificate, exhibit or other instrument, list or information required to be furnished by Black Hawk, TEA, TOC or TOGCO pursuant to this Agreement, nor any statement made by Black Hawk, TEA, TOC or TOGCO in connection with the Transactions contains, or will contain, any untrue statement of a material fact or omits, or will omit, to state any material fact necessary in order to make the statements contained herein or therein, under the circumstances under which they are or will be made, not misleading.

            (e) WARRANTY OF TITLE. Black Hawk, TEA, TOC and TOGCO each warrants title to the Oil and Gas Properties owned by it as indicated on Schedule A unto Buyer by, through and under Black Hawk, TEA, TOC and TOGCO, respectively, but not otherwise.

            (f) DISCLAIMERS. THE EXPRESS REPRESENTATIONS AND WARRANTIES OF BLACK HAWK, TEA, TOC AND TOGCO CONTAINED IN THIS SECTION 5.6 (INCLUDING, WITHOUT LIMITATION, THE SPECIAL WARRANTY OF TITLE CONTAINED IN SECTION 5.6(e) ABOVE) ARE EXCLUSIVE AND ARE IN LIEU OF ALL OTHER REPRESENTATIONS AND WARRANTIES, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, AND BLACK HAWK, TEA, TOC AND TOGCO EXPRESSLY DISCLAIM ANY AND ALL SUCH OTHER REPRESENTATIONS AND WARRANTIES. WITHOUT LIMITATION OF THE FOREGOING, THE OIL AND GAS PROPERTIES SHALL BE CONVEYED PURSUANT HERETO WITHOUT ANY WARRANTY OR REPRESENTATION WHETHER EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, OR RELATING TO ANY LIABILITIES, INCLUDING ANY ENVIRONMENTAL LIABILITIES, THE CONDITION, QUANTITY, QUALITY, FITNESS FOR A PARTICULAR PURPOSE, CONFORMITY TO THE MODELS OR SAMPLES OF MATERIALS OR MERCHANTABILITY OF ANY EQUIPMENT OR ITS FITNESS FOR ANY PURPOSE, AND, EXCEPT AS PROVIDED OTHERWISE IN THIS SECTION, WITHOUT ANY OTHER EXPRESS, IMPLIED, STATUTORY OR OTHER WARRANTY OR REPRESENTATION WHATSOEVER. BUYER SHALL HAVE INSPECTED, OR WAIVED (AND UPON CLOSING SHALL BE DEEMED TO HAVE WAIVED) ITS RIGHT TO INSPECT, THE PROPERTIES FOR ALL PURPOSES AND SATISFIED ITSELF AS TO THEIR PHYSICAL AND ENVIRONMENTAL CONDITION, BOTH SURFACE AND SUBSURFACE, INCLUDING BUT NOT LIMITED TO CONDITIONS SPECIFICALLY RELATED TO THE PRESENCE, RELEASE OR DISPOSAL OF HAZARDOUS SUBSTANCES, SOLID WASTES, ASBESTOS AND OTHER MAN MADE FIBERS, OR NATURALLY OCCURRING RADIOACTIVE MATERIALS. BUYER IS RELYING SOLELY UPON ITS OWN INSPECTION OF THE PROPERTIES, AND BUYER SHALL, EXCEPT AS PROVIDED OTHERWISE HEREIN, ACCEPT ALL OF THE SAME IN THEIR "AS IS, WHERE IS" CONDITION. ALSO WITHOUT LIMITATION OF THE FOREGOING, AND EXCEPT AS PROVIDED OTHERWISE IN THIS SECTION, NEITHER BLACK HAWK, TOGCO NOR TOGCO MAKES ANY WARRANTY OR REPRESENTATION, EXPRESS, IMPLIED, STATUTORY OR

      OTHERWISE, AS TO THE ACCURACY OR COMPLETENESS OF ANY DATA, REPORTS, RECORDS, PROJECTIONS, INFORMATION OR MATERIALS NOW, HERETOFORE OR HEREAFTER FURNISHED OR MADE AVAILABLE TO BUYER IN CONNECTION WITH THIS AGREEMENT INCLUDING, WITHOUT LIMITATION, RELATIVE TO PRICING ASSUMPTIONS, OR QUALITY OR QUANTITY OF HYDROCARBON RESERVES (IF ANY) ATTRIBUTABLE TO THE PROPERTIES OR THE ABILITY OR POTENTIAL OF THE PROPERTIES TO PRODUCE HYDROCARBONS OR THE ENVIRONMENTAL CONDITION OF THE PROPERTIES OR ANY OTHER MATTERS CONTAINED IN THE DATA OR ANY OTHER MATERIALS FURNISHED OR MADE AVAILABLE TO BUYER BY BLACK HAWK, TEA, TOC OR TOGCO OR BY EITHER OF SUCH PARTY'S AGENTS OR REPRESENTATIVES OR BY ANY OTHER PARTY. ANY AND ALL SUCH DATA, RECORDS, REPORTS, PROJECTIONS, INFORMATION AND OTHER MATERIALS (WRITTEN OR ORAL) FURNISHED OR OTHERWISE MADE AVAILABLE OR DISCLOSED TO BUYER ARE PROVIDED TO BUYER AS A CONVENIENCE AND SHALL NOT CREATE OR GIVE RISE TO ANY LIABILITY OF OR AGAINST BLACK HAWK, TEA, TOC OR TOGCO AND ANY RELIANCE ON OR USE OF THE SAME SHALL BE AT BUYER'S SOLE RISK TO THE MAXIMUM EXTENT PERMITTED BY LAW.

      SECTION 5.7 REPRESENTATIONS AND WARRANTIES OF TORCH. In order to induce the Buyer and other Sellers to enter into this Agreement, Torch hereby represents and warrants, as of the date hereof and as of the Closing Date, to the parties hereto as follows:

            (a) ORGANIZATION, QUALIFICATION AND GOOD STANDING. Torch is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business, as now conducted, and to own or lease its properties and other assets as now owned or leased. Torch is duly qualified and in good standing in all jurisdictions where the nature of its assets or business requires such qualification, except where the failure to be so qualified or in good standing would not have a material adverse effect on it.

            (b) DUE AUTHORIZATION; VALID, BINDING AND ENFORCEABLE. Torch has all requisite power and authority to enter into this Agreement and all agreements contemplated hereby and to consummate the Transactions and perform its obligations hereunder and thereunder. The execution, delivery and performance of this Agreement and all agreements contemplated hereby and the consummation of the Transactions have been duly authorized by all required actions of Torch. This Agreement has been duly executed and delivered by Torch and constitutes the legal, valid and binding obligation of Torch enforceable in accordance with its terms, except as limited by bankruptcy, or other laws applicable generally to creditor's rights and as limited by general equitable principles.

            (c) NO VIOLATION; APPROVALS. Other than the consents and approvals obtained in Sections 2.7, 2.8 and 6.1 and those relating solely to the Oil and Gas Properties being transferred hereunder, the execution, delivery and performance by Torch of this Agreement and the consummation of the Transactions will not violate any provision of law or conflict with, or result in any breach of, or constitute a default under, or result in the creation of a lien, claim or encumbrance on any of the properties or assets of Torch pursuant to any corporate charter, bylaw or regulation or any agreement, instrument, judgment or decree to which Torch is a party or by which it or its properties is or may be bound or affected, or eliminate or impair any intangible right, concession (including any tax concession), license or privilege allowed to or enjoyed by such party. Other than the consents and approvals obtained in Sections 2.7, 2.8 and 6.1 and those relating solely to the Oil and Gas Properties being transferred hereunder, no approval, authorization, consent, order or other action of, or filing with, any person, firm or corporation, or any court, administrative agency or other governmental authority, domestic or foreign, is required in connection with the execution and delivery by Torch of this Agreement or the consummation by Torch of the Transactions.

            (d) NO UNTRUE STATEMENTS. All of the information furnished by Torch to Buyer, Bellwether and Sellers in connection with the Transactions is true, complete and accurate in all material respects and does not contain any untrue statement of any material fact and does not omit to state any material fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not false or misleading.

            (e) REGISTRATION STATEMENT. Torch represents and warrants to the Institutional Sellers only that pages 12, 13, 57 and 58 from the Common Stock Prospectus attached hereto as Exhibit D and constituting a part of the Registration Statement describe, in all material respects, the payments and all other direct and indirect consideration to be made or paid to Torch and its affiliates by Buyer, Bellwether and Bellwether's affiliates in connection with the Transactions.

            (f) OTHER DISCLOSURES. The June 30 Report was prepared by Torch and the January 1 Reports were prepared by the Reserve Engineers in each case in accordance with accepted oil and gas reserve engineering practices, using reasonable assumptions. All information regarding historical facts contained in the Reserve Reports or otherwise furnished by Torch to the Institutional Sellers in connection with the properties covered thereby (or furnished to Ryder Scott Company Petroleum Engineers in connection with their audit of the June 30 Report, to the Reserve Engineers in connection with their preparation of the January 1 Reports, or to Sellers' Financial Advisor) is accurate and complete in all material respects in accordance with industry standards.

            (g) BLACK HAWK AND TOGCO STOCK. The authorized capitalization of Black Hawk consists of 5,000,000 shares of common stock, $.10 par value, and 1,000,000 shares of preferred stock, $1.00 par value, of which 814,000 shares of common stock are currently outstanding ("Black Hawk Stock") and the authorized capitalization of TOGCO consists of 1,000 shares of common stock, $.01 par value, of which 1,000 shares of common stock are currently outstanding ("TOGCO Stock"). The Black Hawk Stock and TOGCO Stock are owned by Torch, free and clear of all Claims. Torch has full power and authority to sell the Black Hawk Stock and TOGCO Stock to Buyer as contemplated by this Agreement, and at the closing will deliver to Buyer good and marketable title to the Black Hawk Stock and TOGCO Stock, free and clear of all Claims.

            (h) DISCLAIMERS. THE EXPRESS REPRESENTATIONS AND WARRANTIES TORCH CONTAINED IN THIS SECTION 5.7 ARE EXCLUSIVE AND ARE IN LIEU OF ALL OTHER REPRESENTATIONS AND WARRANTIES, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, AND TORCH EXPRESSLY DISCLAIMS ANY AND ALL SUCH OTHER REPRESENTATIONS AND WARRANTIES. WITHOUT LIMITATION OF THE FOREGOING, THE OIL AND GAS PROPERTIES SHALL BE CONVEYED PURSUANT HERETO WITHOUT ANY WARRANTY OR REPRESENTATION

      WHETHER EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, OR RELATING TO ANY LIABILITIES, INCLUDING ANY ENVIRONMENTAL LIABILITIES, THE CONDITION, QUANTITY, QUALITY, FITNESS FOR A PARTICULAR PURPOSE, CONFORMITY TO THE MODELS OR SAMPLES OF MATERIALS OR MERCHANTABILITY OF ANY EQUIPMENT OR ITS FITNESS FOR ANY PURPOSE, AND, EXCEPT AS PROVIDED OTHERWISE IN THIS SECTION, WITHOUT ANY OTHER EXPRESS, IMPLIED, STATUTORY OR OTHER WARRANTY OR REPRESENTATION WHATSOEVER. BUYER SHALL HAVE INSPECTED, OR WAIVED (AND UPON CLOSING SHALL BE DEEMED TO HAVE WAIVED) ITS RIGHT TO INSPECT, THE OIL AND GAS PROPERTIES FOR ALL PURPOSES AND SATISFIED ITSELF AS TO THEIR PHYSICAL AND ENVIRONMENTAL CONDITION, BOTH SURFACE AND SUBSURFACE, INCLUDING BUT NOT LIMITED TO CONDITIONS SPECIFICALLY RELATED TO THE PRESENCE, RELEASE OR DISPOSAL OF HAZARDOUS SUBSTANCES, SOLID WASTES, ASBESTOS AND OTHER MAN MADE FIBERS, OR NATURALLY OCCURRING RADIOACTIVE MATERIALS. BUYER IS RELYING SOLELY UPON ITS OWN INSPECTION OF THE OIL AND GAS PROPERTIES, AND BUYER SHALL, EXCEPT AS PROVIDED OTHERWISE HEREIN, ACCEPT ALL OF THE SAME IN THEIR "AS IS, WHERE IS" CONDITION. ALSO WITHOUT LIMITATION OF THE FOREGOING, AND EXCEPT AS PROVIDED OTHERWISE IN THIS SECTION, TORCH MAKES NO WARRANTY OR REPRESENTATION, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, AS TO THE ACCURACY OR COMPLETENESS OF ANY DATA, REPORTS, RECORDS, PROJECTIONS, INFORMATION OR MATERIALS NOW, HERETOFORE OR HEREAFTER FURNISHED OR MADE AVAILABLE TO BUYER IN CONNECTION WITH THIS AGREEMENT INCLUDING, WITHOUT LIMITATION, RELATIVE TO PRICING ASSUMPTIONS, OR QUALITY OR QUANTITY OF HYDROCARBON RESERVES (IF ANY) ATTRIBUTABLE TO THE OIL AND GAS PROPERTIES OR THE ABILITY OR POTENTIAL OF THE OIL AND GAS PROPERTIES TO PRODUCE HYDROCARBONS OR THE ENVIRONMENTAL CONDITION OF THE OIL AND GAS PROPERTIES OR ANY OTHER MATTERS CONTAINED IN THE DATA OR ANY OTHER MATERIALS FURNISHED OR MADE AVAILABLE TO BUYER BY TORCH OR BY ANY OF SUCH PARTY'S AGENTS OR REPRESENTATIVES OR BY ANY OTHER PARTY. ANY AND ALL SUCH DATA, RECORDS, REPORTS, PROJECTIONS, INFORMATION AND OTHER MATERIALS (WRITTEN OR ORAL) FURNISHED OR OTHERWISE MADE AVAILABLE OR DISCLOSED TO BUYER ARE PROVIDED TO BUYER AS A CONVENIENCE AND SHALL NOT CREATE OR GIVE RISE TO ANY LIABILITY OF OR AGAINST TORCH FOR RELIANCE ON OR USE OF THE SAME SHALL BE AT BUYER'S SOLE RISK TO THE MAXIMUM EXTENT PERMITTED BY LAW.

                     ARTICLE VI. COVENANTS AND AGREEMENTS

      SECTION 6.1 CONSENT. Each of the General Partners and the Limited Partners by their execution hereof, immediately prior to the Effective Time, hereby irrevocably (a) votes for, consents to, adopts and approves the form, terms and provisions of this Agreement and the consummation of each of the Transactions, including, without limitation, the Merger and the sale by TEA and TOC of the working interests from which any net profits interest is created, upon the terms and conditions set forth herein and (b) amends the respective Partnership Agreements to the extent required under Section 2.11 of the TRLPA and any other applicable provisions of the TRLPA and the DGCL to effect the Transactions contemplated hereby. Each Type 5 Investor, Type 3 Noteholder, Type 4

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
Noteholder, Black Hawk, TOC and Torch by their execution hereof, immediately prior to the Effective Time, amends the agreements among them relating to the assets being conveyed to Bellwether or Buyer to the extent required to effect each Transaction applicable to such party.

      SECTION 6.2 CONDUCT OF BUSINESS. Each Partnership, Black Hawk and TOGCO agree, as applicable, that prior to the Effective Time, and except as otherwise contemplated herein or consented to in writing by the other parties hereto, each shall (a) not pay or declare dividends or other distribu tions payable in partnership interests or other equity securities, split, combine or otherwise reclassify their respective capital stock or partnership interests or directly or indirectly repurchase or otherwise acquire shares of their capital stock; (b) not issue any capital stock, partnership interests or debt securities having voting rights for directors or general partners or any rights, options securities convertible or exchangeable therefor, and (c) not to amend their respective certificates of incorporation, bylaws, partnership agreements or other governing documents.

      SECTION 6.3 PREFERENTIAL RIGHTS. Torch, the Partnerships, Black Hawk, TEA, TOC and TOGCO will use their respective reasonable efforts, consistent with industry practices in transactions of this type, to identify, with respect to all Material Oil and Gas Properties, (i) all preferential rights to purchase and consents to assign ("Preferential Rights") which would be applicable to the transactions contemplated hereby and (ii) the names and addresses of parties holding such rights; in attempting to identify such Preferential Rights, and the names and addresses of such parties holding the same, such persons, however, shall in no event be obligated to go beyond their own records. Torch will request, from the parties so identified (and in accordance with the documents creating such rights), execution of waivers of the Preferential Rights so identified. Torch shall have no obligation other than to so attempt to identify such Preferential Rights and to so request such execution of waivers of Preferential Rights (including, without limitation, Torch shall have no obligation to assure that waivers of Preferential Rights are obtained). No Institutional Seller shall have any obligation to take any action regarding Preferential Rights. Except to the extent that Buyer can establish that Torch failed to fulfill the obligations set forth above in this Section 6.3 (in which case Buyer shall not indemnify Torch but shall continue to indemnify the Institutional Sellers), Buyer shall indemnify and hold Sellers (and their respective affiliates and the respective officers, directors, trustees, fiduciaries, participants, beneficiaries, employees, attorneys, contractors and agents of Sellers and such affiliates) harmless from and against all claims, actions, causes of action, liabilities, damages, losses, costs or expenses (including, without limitation, court costs and attorney's fees) whatsoever that arise out of the failure to obtain waivers of Preferential Rights, or consents to assignment, with respect to any transfer by Sellers to Buyer of any part of the Properties and with respect to any subsequent transfers WHETHER OR NOT SUCH CLAIMS, ACTIONS, CAUSES OF ACTION, LIABILITIES, DAMAGES, LOSSES, COSTS OR EXPENSES ARISE OUT OF NEGLIGENCE (INCLUDING SOLE NEGLIGENCE, SINGLE NEGLIGENCE, CONCURRENT NEGLIGENCE, ACTIVE OR PASSIVE NEGLIGENCE, BUT EXPRESSLY NOT INCLUDING GROSS NEGLIGENCE) OF ANY INDEMNIFIED PARTY.

      SECTION 6.4 FILINGS; CONSENTS. Subject to the terms of this Agreement, Buyer, the Partnerships, Black Hawk, TEA, TOC and TOGCO shall (i) make any necessary filings with respect to the Transactions and shall use all reasonable efforts to obtain approvals and clearances with respect thereto; (ii) obtain all consents, waivers, approvals and authorizations required in connection with the Transactions under the terms of any oil and gas lien; (iii) take, or cause to be taken, all appropriate action, and do, or cause to be done, all things necessary, proper or advisable to consummate and make effective as promptly as

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
practical the Transactions. The Type 5 Investors shall make any necessary filings identified and properly prepared by Buyer, Black Hawk and TOGCO.

      SECTION 6.5 NO OTHER AGREEMENTS. Torch, Bellwether and Buyer each covenants and agrees with each Seller that neither Torch, Bellwether nor Buyer nor any of their affiliates will negotiate or make any agreement with any Seller or other participant in an Institutional Program including IBM Retirement Plan Trust and its title-holding subsidiary, Henry Jane Corporation (collectively, "IBM"), relating to the Transactions and/or the Institutional Programs except as provided in the written terms of this Agreement; PROVIDED, HOWEVER, that (a) Bellwether and Buyer may make the additional agreements and arrangements with Torch and Torchmark and their respective affiliates which are described in Exhibit D hereto; (b) Torch or its subsidiary may sell the interests owned by it from which IBM's or such other participant's net profits interests are carved (I.E., the working interest in each applicable lease equal to ten ninths (10/9ths) of IBM's net profits interest in such lease); and (c) IBM may enter into the Settlement Agreement with the other parties thereto.

      SECTION 6.6 REASONABLE EFFORTS Torch, as general partner or sponsor of the Institutional Programs, covenants and agrees with Bellwether and each of the Sellers to use its reasonable efforts to cause each of the conditions to the consummation of the Transactions specified in Article VII hereof which are within Torch's control to be effected as contemplated by this Agreement. Further, Torch agrees to cause each of its subsidiaries to comply fully with the terms of this Agreement and to use their respective reasonable efforts to cause each of the conditions to the consummation of the Transactions specified in
Article VII hereof which are within such subsidiary's reasonable control to be effected as contemplated by this Agreement.

      SECTION 6.7 SEC MATTERS. Following the execution of this Agreement, each of the Partnerships, Torch, TEA and TOC will provide (at Bellwether's sole cost and expense) Bellwether and its authorized officers, directors, representatives, accountants and attorneys, with reasonable access to all information within their respective control necessary to comply with the reporting requirements under the Securities Act and the Exchange Act; PROVIDED, HOWEVER, that such access shall be subject to Section 5.1(g) and none of the Institutional Sellers shall have any duties, responsibilities or obligations with respect to such information or Registration Statement.

      SECTION 6.8 AFE'S. Following the execution of this Agreement, Bellwether shall have the right to direct Torch to consent or non-consent to all Authorizations for Expenditures ("AFE's") submitted to the Institutional Programs at any time prior to the Closing if Bellwether reasonably believes that the deadline for responding to any AFE is likely to pass prior to the Closing; PROVIDED, HOWEVER, that such consent or non-consent does not violate any of the provisions of the constituent documents governing the Institutional Programs.

      SECTION 6.9 TORCHMARK PAYMENTS. As partial consideration for the execution and delivery to each Seller of a Settlement Agreement, Torch shall pay to Torchmark the sum of $500,000 in cash and Buyer shall pay to Torchmark the sum of $1,500,000 in cash. Further, Torch agrees to execute and deliver to each Seller a Settlement Agreement and Torch, Buyer and Bellwether agree to use their respective reasonable efforts to cause Torchmark to execute and deliver to such Seller a Settlement Agreement.

      SECTION 6.10 RIGHT OF INSPECTION. Without limiting any Seller's rights to inspect and copy books and records relating to the Transaction, each Seller and each Seller's authorized representatives shall have the right to inspect and verify the calculation of the

Exchange Value and the determination of the Contingent Payment and the payment of all Interim Distributions, and to receive from Torch upon request reasonably detailed recapitulations thereof.

               ARTICLE VII. CONDITIONS TO CLOSING; TERMINATION

      SECTION 7.1 CLOSING. The Transactions shall be effective as of the Effective Time. The closing of the Transactions (the "Closing") shall take place at the offices of Butler & Binion, L.L.P., 1000 Louisiana, Suite 1600, Houston, Texas 77002 (or such other time or place as the parties hereto shall mutually agree), on April 8, 1997, or such other later date selected by Bellwether not later than April 30, 1997 (the "Closing Date"), provided that the conditions set forth in this Article VII shall have been fulfilled or waived in accordance with this Agreement.

      SECTION 7.2 ACTIONS AND DELIVERIES AT CLOSING. At the Closing, Buyer and the Sellers shall simultaneously take the following actions and make the following deliveries:

            (a) INSTRUMENTS OF TRANSFER. Torch, TOC, TEA, and the Type 5 Investors shall execute, acknowledge and deliver to Buyer such instruments of sale, conveyance, transfer and assignment and stock powers as Buyer reasonably deems necessary, and is reasonably satisfactory to each such Seller, to transfer all of their right, title and interest in and to the Transaction Assets in each case effective, as to runs of oil and deliveries of gas, and for all other purposes, as of 7 o'clock a.m., local time at the locations of the Oil and Gas Properties, respectively, on the Effective Date.

            (b) FEDERAL AND STATE CONVEYANCE FORMS. Torch, TEA, TOC, the Type 5 Investors and the Partnerships shall, where appropriate, prepare, execute (and, where required, acknowledge) and deliver to Buyer forms of conveyance or assignment as required by the applicable authorities for transfers of interests in state or federal leases, if any, included in the Properties; PROVIDED, HOWEVER, that no Type 5 Investor shall have any obligation to prepare any such conveyance or assignment or any responsibility or obligation with respect to the accuracy of such conveyance or assignment.

            (c) LETTERS IN LIEU. Torch, TEA, TOC, the Type 5 Investors and the Partnerships shall, if requested by Buyer, prepare, execute and deliver to Buyer letters in lieu of transfer orders (or similar documentation) in form acceptable to Sellers and Buyer; PROVIDED, HOWEVER, that no Type 5 Investor shall have any obligation to prepare any such letters in lieu or any responsibility or obligation with respect to the accuracy of such letters in lieu.

            (d) DELIVERY OF NOTES. The Type 3 Noteholder and the Type 4 Noteholder shall deliver the originally executed Type 3 Note and the Type 4 Notes, respectively, to Buyer duly endorsed for transfer to Buyer along with releases of the mortgages related thereto; provided, however, that no such Noteholder shall have any obligation to prepare any such lease or any responsibility or obligation with respect to the accuracy of such releases.

            (e) CERTIFICATES OF MERGER; ASSIGNMENT DOCUMENTS. Each of the Partnerships other than 1988-II Limited Partnership, 1989-I Limited Partnership, TEAI VIII-A and TEAI VIII-B shall deliver the Certificates of Merger to Buyer duly executed by their respective general partner. Torch will deliver certificates duly endorsed for transfer to Buyer representing all of the Black Hawk Stock and

      TOGCO Stock and will deliver to Black Hawk a bill of sale and assignment transferring all right, title and interest in and to the General Partner interest in 1988-II Limited Partnership, 1989- I Limited Partnership, TEAI VIII-A and TEAI VIII-B. Each Limited Partner of 1988-II Limited Partnership, 1989-I Limited Partnership, TEAI VIII-A and TEAI VIII-B will deliver a bill of sale and assignment to Bellwether transferring all right, title and interest in and to the Limited Partner interests in 1988-II Limited Partnership, 1989-I Limited Partnership, TEAI VIII-A and/or TEAI VIII-B owned by such Limited Partner.

            (f) PAYMENT OF EXCHANGE VALUE. Buyer shall deliver to each of the Sellers participating in the Transactions, by wire transfer of immediately available funds, the amount of the Exchange Value to which such Seller is entitled hereunder.

            (g) ESCROW DEPOSIT. Buyer shall deposit the Closing Escrow Deposit in the Escrow Account pursuant to an Escrow Agreement in the form attached as Exhibit E.

            (h) NON-FOREIGN STATUS AFFIDAVIT. If Buyer so requests, each Seller will, to the extent that it is able, execute and deliver to Buyer an affidavit or other acceptable certification that such Seller is not a "foreign person" within the meaning of the Internal Revenue Code of 1986, as amended (e.g., such Seller is not a non-resident alien, foreign corporation, foreign partnership, foreign trust or foreign estate as such terms are defined in such code and the regulations promulgated thereunder).

            (i) TERMINATION OF ACQUISITION AGREEMENTS, CREDIT AGREEMENTS. Torch and the Type 5 Investors shall execute agreements, in form and substance satisfactory to Torch and the Type 5 Investors, terminating the Type 5 Agreements. The appropriate parties will execute agreements terminating the Type 4 Credit Agreements and Type 3 Credit Agreement.

            (j) SETTLEMENT AGREEMENTS. Each signatory to the Settlement Agreement shall execute and deliver a counterpart thereof.

            (l) OTHER DOCUMENTS. The parties to this Agreement and their affiliates shall execute and deliver all other instruments and documents as are required or contemplated in this Agreement and/or are reasonably necessary to consummate the Transactions.

      SECTION 7.3 CLOSING CONDITIONS TO ALL TRANSACTIONS. (a) The obligations of Buyer and Bellwether to consummate the Transactions are subject to the fulfillment of each of the following conditions, any or all of which may be waived in whole or in part by Bellwether, to the extent permitted by applicable law:

            (i) GOVERNMENTAL AND REGULATORY CONSENTS; NO INJUNCTION. No order, stay, injunction or decree of any court of competent jurisdiction shall have been issued that prevents or materially delays the consummation of the Transactions and no proceedings shall be threatened to such effect.

            (ii) SIMULTANEOUS CLOSING. A sufficient number of Transactions shall close simultaneously such that the pre-tax present value, discounted at 10%, of future net cash flows of the oil and gas reserves attributable to the Oil and Gas Properties which are transferred to Buyer in the Transactions, as of July 1, 1996, equal at least 95% of the pre-tax present value, discounted at 10%, of future net cash flows of oil and gas reserves attributable to all of the Oil and Gas Properties (such present value shall be based on the reserve reports as of June 30, 1996 set forth in Bellwether's Registration Statement which excludes any interests owned by IBM).

            (iii) SETTLEMENT AGREEMENT. The Settlement Agreement shall have been executed and delivered by each of the parties thereto and Torchmark shall have paid all amounts required to be paid by Torchmark thereunder.

       (b) The obligations of the Sellers to consummate the Transactions are subject to the fulfillment of each of the following conditions, any or all of which may be waived in whole or in part by a Seller as to itself, to the extent permitted by applicable law:

            (i) GOVERNMENTAL AND REGULATORY CONSENTS; NO INJUNCTION. No order, stay, injunction or decree of any court of competent jurisdiction shall have been issued that prevents or materially delays the consummation of the Transactions and no proceedings shall be threatened to such effect.

            (ii) TYPE 5 CONSENTS. Any determination, directive or other action required from a Qualified Professional Asset Manager for a Type 5 Investor necessary, as determined by such Type 5 Investor, to comply with applicable law shall have been received.

            (iii) FAIRNESS OPINION. The Institutional Sellers shall have received a fairness opinion from Sellers' Financial Advisor, special advisers to the Institutional Sellers, in form and substance satisfactory to the Institutional Sellers, to the effect that the Transactions are fair to the Institutional Sellers from a financial perspective.

            (iv) SETTLEMENT AGREEMENT. The Settlement Agreement shall have been executed and delivered by each of the parties thereto and Torchmark shall have paid all amounts required to be paid by Torchmark thereunder.

            (v) LEGAL OPINION. Butler & Binion, L.L.P shall have delivered to each of the Seller's its opinion regarding the matters set forth in paragraphs (a), (b), (c) and (i) of Section 5.1 hereof and regarding the effectiveness of the Merger upon the filing of the Certificates of Merger.

      SECTION 7.4  CONDITIONS TO MERGER.

            (a) The obligations of each of the Partnerships and their respective Partners to proceed with the Merger shall be subject to the satisfaction, at or prior to the Closing, of each of the following conditions, each of which may be waived by the Partnerships, as to itself, except as otherwise provided by law:

                  (i) REPRESENTATIONS AND WARRANTIES, AGREEMENTS AND COVENANTS.
            All representations and warranties of Buyer and Bellwether contained in this Agreement or in any schedule or document delivered pursuant to the provisions of this Agreement shall be true and correct in all material respects as of the Closing Date, except for representations or warranties made as of a specific date, which shall be true and correct as of such date. Each of the agreements, covenants and obligations of Buyer and Bellwether required by this Agreement to be performed by them at or prior to the Closing shall have been duly performed and complied with as of the Closing. Each of the deliveries required to be made by Buyer and Bellwether at the Closing shall have been made by Buyer and Bellwether, respectively.

            (ii) ABSENCE OF INJUNCTION. No order, stay, injunction or decree of any court of competent jurisdiction shall have been issued that prevents or materially delays the consummation of the Merger with such Partnership and no proceedings shall be threatened to such effect.

            (b) The obligation of Bellwether and Buyer to proceed with the Merger with any Partnership shall be subject to the satisfaction, at or prior to the Closing, of each of the following conditions with respect to such Partnership, each of which may be waived by Bellwether or Buyer except as otherwise provided by law:

                  (i) REPRESENTATIONS AND WARRANTIES, AGREEMENTS AND COVENANTS.
            All representations and warranties of such Partnership and their General Partner and Limited Partners contained in this Agreement or in any schedule or document delivered pursuant to the provisions of this Agreement shall be true and correct in all material respects as of the Closing Date, except for representations and warranties made as of a specific date, which shall be true and correct as of such date. Each of the agreements, covenants and obligations of such Partnership and its General Partner and Limited Partners required by this Agreement to be performed by them at or prior to the Closing shall have been duly performed and complied with as of the Closing. Each of the deliveries required to be made by such Partnership and its General Partner and Limited Partners at the Closing shall have been made by the Partnerships and its General Partner and Limited Partners.

                  (ii) ABSENCE OF INJUNCTION. No order, stay, injunction or
            decree of any court of competent jurisdiction shall have been issued that prevents or materially delays the consummation of the Merger with such Partnership and no proceedings shall be threatened to such effect.

                  (iii) CONSENTS. To the extent any person or persons shall
            refuse to give a required consent or consents to the transfer to Buyer of Material Oil and Gas Properties, the parties hereto shall have reached a mutual agreement on a method of dealing with such non-consent.

                  (iv) NO MATERIAL ADVERSE CHANGE. There shall not have occurred any Material Adverse Change.

      SECTION 7.5  CONDITIONS TO THE NOTE TRANSFERS.

            (a) The obligations of the Type 3 Noteholder and the Type 4 Noteholder to proceed with the Note Transfers at the Closing shall be subject to the satisfaction, at or prior to the Closing, of each of the following conditions, each of which may be waived by the Type 3 Noteholder or the Type 4 Noteholder, as to itself, except as otherwise provided by law:

                  (i) REPRESENTATIONS AND WARRANTIES, AGREEMENTS AND COVENANTS.
            All representations and warranties of Bellwether and Buyer contained in this Agreement or in any schedule or document delivered pursuant to the provisions of this Agreement shall be true and correct in all material respects as of the Closing Date, except for representations or warranties made as of a specific date, which shall be true and correct as of such date. Each of the agreements, covenants and obligations of Bellwether and Buyer required by this Agreement to be performed by them at or prior to the Closing shall have been duly performed and complied with as of the Closing. Each of the deliveries required to be made by Bellwether and Buyer at the Closing shall have been made by Bellwether and Buyer.

                  (ii) ABSENCE OF INJUNCTION. No order, stay, injunction or
            decree of any court of competent jurisdiction shall have been issued that prevents or materially delays the consummation of the Note Transfer by such Noteholder and no proceedings shall be threatened to such effect.

            (b) The obligation of Bellwether and Buyer to proceed with each of the Note Transfers at the Closing shall be subject to the satisfaction, at or prior to the Closing, of each of the following conditions, each of which may be waived by Bellwether and Buyer as to any or all Note Transfers, except as otherwise provided by law:

                  (i) REPRESENTATIONS AND WARRANTIES; AGREEMENTS AND COVENANTS.
            All representations and warranties of the Type 3 Noteholder and the Type 4 Noteholder contained in this Agreement or in any schedule or document delivered pursuant to the provisions of this Agreement shall be true and correct in all material respects as of the Closing Date, except for representations and warranties made as of a specific date, which shall be true and correct as of such date. Each of the agreements, covenants and obligations of the Type 3 Noteholder and the Type 4 Noteholder required by this Agreement to be performed by them at or prior to the Closing shall have been duly performed and complied with as of the Closing. Each of the deliveries required to be made by the Type 3 Noteholder and the Type 4 Noteholder at the Closing shall have been made by the Type 3 Noteholder and the Type 4 Noteholder, respectively.

                  (ii) ABSENCE OF INJUNCTION. No order, stay, injunction or
            decree of any court of competent jurisdiction shall have been issued that prevents or materially delays the consummation of the Note Transfers and no proceedings shall be threatened to such effect.

                  (iii) NO MATERIAL ADVERSE CHANGE. There shall not have
            occurred any Material Adverse Change.

      SECTION 7.6  CONDITIONS TO THE TYPE 5 TRANSFERS.

            (a) The obligations of each Type 5 Investor to proceed with the Type 5 Transfers at the Closing shall be subject to the satisfaction, at or prior to the Closing, of each of the following conditions, each of which may be waived by the Type 5 Investors, as to itself, except as otherwise provided by law:

                  (i) REPRESENTATIONS AND WARRANTIES, AGREEMENTS AND COVENANTS.
            All representations and warranties of Bellwether and Buyer contained in this Agreement or in any schedule or document delivered pursuant to the provisions of this Agreement shall be true and correct in all material respects as of the Closing Date, except for representations or warranties made as of a specific date, which shall be true and correct as of such date. Each of the agreements, covenants and obligations of Bellwether and Buyer required by this Agreement to be performed by them at or prior to the Closing shall have been duly performed and complied with as of the Closing. Each of the deliveries required to be made by Bellwether and Buyer at the Closing shall have been made by Bellwether and Buyer.

                  (ii) ABSENCE OF INJUNCTION. No order, stay, injunction or
            decree of any court of competent jurisdiction shall have been issued that prevents or materially delays any of the Type 5 Transfers and no proceedings shall be threatened to such effect.

            (b) The obligation of Bellwether and Buyer to proceed with a Type 5 Transfer at the Closing shall be subject to the satisfaction, at or prior to the Closing, of each of the following conditions with respect to the applicable Type 5 Investor, each of which may be waived by Bellwether and Buyer, except as otherwise provided by law:

                  (i) REPRESENTATIONS AND WARRANTIES; AGREEMENTS AND COVENANTS.
            All representations and warranties of the Type 5 Investors contained in this Agreement or in any schedule or document delivered pursuant to the provisions of this Agreement shall be true and correct in all material respects as of the Closing Date, except for representations and warranties made as of a specific date, which shall be true and correct as of such date. Each of the agreements, covenants and obligations of the Type 5 Investors required by this Agreement to be performed by them at or prior to the Closing shall have been duly performed and complied with as of the Closing. Each of the deliveries required to be made by the Type 5 Investors at the Closing shall have been made by the Type 5 Investors.

                  (ii) ABSENCE OF INJUNCTION. No order, stay, injunction or
            decree of any court of competent jurisdiction shall have been issued that prevents or materially delays any of the Type 5 Transfers and no proceedings shall be threatened to such effect.

                  (iii) CONSENTS. To the extent any person or persons shall
            refuse to give a required consent or consents to the transfer to Buyer of Material Oil and Gas Properties, the parties hereto shall have reached a mutual agreement on a method of dealing with such non-consent.

                  (iv) NO MATERIAL ADVERSE CHANGE. There shall not have occurred any Material Adverse Change.

      SECTION 7.7 CONDITIONS TO BLACK HAWK TRANSFER, TEA TRANSFER, TOC TRANSFER AND TOGCO TRANSFER.

            (a) The obligation of Torch, TEA and TOC to proceed with the Black Hawk Transfer, TEA Transfer, TOC Transfer or the TOGCO Transfer (as the case may be) at the Closing shall be subject to the satisfaction, at or prior to the Closing, of each of the following conditions, each of which may be waived by Torch, TEA or TOC as to itself except as otherwise provided by law:

                  (i) REPRESENTATIONS AND WARRANTIES, AGREEMENTS AND COVENANTS.
            All representations and warranties of Bellwether and Buyer contained in this Agreement or in any schedule or document delivered pursuant to the provisions of this Agreement shall be true and correct in all material respects as of the Closing Date, except for representations or warranties made as of a specific date, which shall be true and correct as of such date. Each of the agreements, covenants and obligations of Bellwether and Buyer required by this Agreement to be performed by them at or prior to the Closing shall have been duly performed and complied with as of the Closing. Each of the deliveries required to be made by Bellwether and Buyer at the Closing shall have been made by Bellwether and Buyer.

                  (ii) ABSENCE OF INJUNCTION. No order, stay, injunction or
            decree of any court of competent jurisdiction shall have been issued that prevents or materially delays the consummation of the Black Hawk Transfer, TEA Transfer, TOC Transfer or the TOGCO Transfer and no proceedings shall be threatened to such effect.

            (b) The obligation of Bellwether and Buyer to proceed with the Black Hawk Transfer, TEA Transfer, TOC Transfer and the TOGCO Transfer at the Closing shall be subject to the satisfaction, at or prior to the Closing, of each of the following conditions, each of which may be waived by Bellwether and Buyer except as otherwise provided by law:

                  (i) REPRESENTATIONS AND WARRANTIES; AGREEMENTS AND COVENANTS.
            All representations and warranties of each of Torch, Black Hawk, TEA, TOC and TOGCO contained in this Agreement or in any schedule or document delivered pursuant to the provisions of this Agreement shall be true and correct in all material respects as of the Closing Date, except for representations and warranties made as of a specific date, which shall be true and correct as of such date. Each of the agreements, covenants and obligations of Torch, Black Hawk, TEA, TOC and TOGCO required by this Agreement to be performed by them at or prior to the Closing shall have been duly performed and complied with as of the Closing. Each of the deliveries required to be made by Torch, Black Hawk, TEA, TOC and TOGCO at the Closing shall have been made by Torch, Black Hawk, TEA, TOC and TOGCO, respectively.

                  (ii) ABSENCE OF INJUNCTION. No order, stay, injunction or
            decree of any court of competent jurisdiction shall have been issued that prevents, enjoins or materially delays the consummation of the Black Hawk Transfer, the TEA Transfer, the TOC Transfer or the TOGCO Transfer and no proceedings shall be threatened to such effect.

                  (iii) CONSENTS. To the extent any person or persons shall
            refuse to give a required consent or consents to the transfer to Buyer of Material Oil and Gas Properties, the parties hereto shall have reached a mutual agreement on a method of dealing with such non-consent.

                  (iv) NO MATERIAL ADVERSE CHANGE. There shall not have occurred any Material Adverse Change.

      SECTION 7.8 TERMINATION. This Agreement may be terminated at any time prior to the Effective Time, regardless of whether approved by the Institutional Sellers, as among the parties hereto:

                  (i) by mutual consent of all of the parties hereto;

                  (ii) by any of the parties hereto, as to itself, if the
            Closing shall not have taken place prior to April 30, 1997;

                  (iii) by any of the parties hereto, as to itself, if any court of competent jurisdiction shall have issued an order, stay, injunction or decree preventing the Transactions contemplated by this Agreement;

                  (iv) by Bellwether or Buyer as to any Seller if there has been a material violation or material breach by such Seller of any representation, warranty, covenant or obligation contained in this Agreement, and such violation or breach has not been waived by Bellwether or Buyer or cured within ten (10) days after notice thereof in writing delivered to the party in breach or violation; and

                  (v) by a Seller, as to itself, if there has been a material violation or material breach by Bellwether or Buyer of any representation, warranty, covenant or obligation contained in this Agreement, and such violation or breach has not been waived by such Seller or cured within ten (10) days after notice thereof in writing delivered to the party in breach or violation.

If any party hereto shall terminate this Agreement pursuant to the provisions hereof, such termination shall be effected by written notice to the other parties specifying the provision hereof pursuant to which such termination is made. Termination by a Seller or by Bellwether or Buyer with respect to a specific Seller shall terminate this Agreement as to such Seller and Bellwether and Buyer and shall not affect the rights and obligations of the other Sellers; provided, however, that in the event that any Seller shall terminate this Agreement pursuant to Section 7.8(v), such Seller shall have the right to receive its proportionate share of the Signing Escrow Account.

      SECTION 7.9 WAIVERS OF CONDITIONS. Notwithstanding anything to the contrary contained in this Article VII or elsewhere in this Agreement, neither Torch, Buyer nor Bellwether shall waive any condition with respect to any Transaction unless Torch, Buyer and Bellwether shall waive such condition (or any similar condition) with respect to all other Transactions to which such condition (or any similar condition) applies. Further, Torch, Buyer and Bellwether shall not otherwise allow any Transaction to be consummated unless all other Transactions are concurrently consummated except for any Transaction where the satisfaction of any condition to such consummation is beyond the reasonable control of Buyer, Bellwether and Torch and their respective subsidiaries; provided, however, that this sentence shall not require Buyer, Bellwether or Torch to waive any condition except to the extent required by the first sentence of this Section 7.9.

                 ARTICLE VIII. ASSUMPTION AND INDEMNIFICATION

      SECTION 8.1 INDEMNITY BY BELLWETHER AND BUYER. Bellwether and Buyer shall, on the Closing Date, agree (and, at the Effective Time, shall be deemed to have agreed), (a) to assume, and to timely pay and perform, all duties, obligations and liabilities relating to the documents creating the Institutional Programs, the ownership and/or operation of the Properties before and after the Effective Date (including, without limitation, those arising under the contracts and agreements described in paragraph (c) of the definition of

Property), (b) to assume, and to timely pay and perform, all duties, obligations and liabilities of each of Black Hawk, TEA and TOGCO as the respective grantors of the net profits interests that constitute the Properties, including, without limitation, the obligations of Black Hawk, TEA and TOGCO to indemnify the grantees of such net profits interests pursuant to Section 4.1 of each conveyance set forth on Schedule B, and (c) to indemnify and hold Sellers, and their respective affiliates (and the respective present and former directors, officers, trustees, fiduciaries, employees, attorneys, contractors and agents of Sellers and such affiliates) harmless from and against any and all claims, actions, causes of action, liabilities, damages, losses, costs or expenses (including, without limitation, court costs and attorneys' fees) of any kind or character arising, directly or indirectly, out of or otherwise relating to the ownership and/or operation of the Properties by the Partnerships before and after the Effective Date. In connection with (but not in limitation of) the foregoing, it is specifically understood and agreed that such duties, obligations and liabilities arising out or otherwise relating to the ownership and/or operation of the Properties before and after the Effective Date shall be deemed to include all existing or threatened litigation and matters arising out of the condition of the Properties on the Effective Date (including, without limitation, within such matters all obligations to properly plug and abandon, or replug and re-abandon, wells located on the Properties, to restore the Properties and to comply with, or to bring the Properties into compliance with, applicable environmental laws, rules, regulations and orders, including conducting any remediation activities which may be required on or otherwise in connection with activities on the Properties), regardless of whether such condition or the events giving rise to such condition arose or occurred before or after the Effective Date, and the assumptions and indemnifications by Buyer provided for in the first sentence of this section shall expressly cover and include such matters. THE FOREGOING ASSUMPTIONS AND INDEMNIFICATIONS SHALL APPLY WHETHER OR NOT SUCH DUTIES, OBLIGATIONS OR LIABILITIES, OR SUCH CLAIMS, ACTIONS, CAUSES OF ACTION, LIABILITIES, DAMAGES, LOSSES, COSTS OR EXPENSES, ARISE OUT OF
(i) NEGLIGENCE (INCLUDING SOLE NEGLIGENCE, SINGLE NEGLIGENCE, CONCURRENT NEGLIGENCE, ACTIVE, PASSIVE NEGLIGENCE OR GROSS NEGLIGENCE) OF ANY INDEMNIFIED PARTY, OR (ii) STRICT LIABILITY.

      SECTION 8.2 INDEMNIFICATION BY TORCH. Torch shall (a) assume, and timely pay and perform, all duties, obligations and liabilities relating to the ownership and/or operation of the Excluded Black Hawk Assets and Excluded TOGCO Assets before and after the Effective Date (including, without limitation, those arising under the contracts and agreements described in paragraph (c) of the definition of Property), (b) assume, and to timely pay and perform, all duties, obligations and liabilities of Black Hawk and TOGCO related to the Excluded Black Hawk Assets or Excluded TOGCO Assets, as the case may be, and (c) indemnify and hold Bellwether, Buyer, Black Hawk and TOGCO, and their respective affiliates (and the respective present and former directors, officers, trustees, fiduciaries, employees, attorneys, contractors and agents of Sellers and such affiliates) harmless from and against any and all claims, actions, causes of action, liabilities, damages, losses, costs or expenses (including, without limitation, court costs and attorneys' fees) of any kind or character arising out of or otherwise relating to the ownership and/or operation of the Excluded Black Hawk Assets or Excluded TOGCO Assets before and after the Effective Date. In connection with (but not in limitation of the foregoing, it is specifically understood and agreed that such duties, obligations and liabilities arising out of or otherwise relating to the ownership and/or operation of the Excluded Black Hawk Assets or Excluded TOGCO Assets before and after the Effective Date shall be deemed to include all existing or threatened litigation and matters arising out of the condition of the Excluded Black Hawk Assets or Excluded TOGCO Assets on the Effective Date (including, without limitation, within such matters all obligations to properly plug and abandon, or replug and re-abandon, wells located on the Excluded Black Assets or Excluded TOGCO Assets, to restore the Excluded Black Hawk Assets or Excluded TOGCO Assets and to comply with, or to bring the Excluded Black Hawk Assets or Excluded TOGCO Assets into compliance with, applicable environmental laws, rules, regulations and orders, including conducting any remediation activities which may be required on or otherwise in connection with activities on the Excluded Black Hawk Assets or Excluded TOGCO Assets), regardless of whether such condition or the events giving rise to such condition arose or occurred before or after the Effective Date, and the assumptions and indemnifications by Torch provided for in the first sentence of this section shall expressly cover and include such matters. THE FOREGOING ASSUMPTIONS AND INDEMNIFICATIONS SHALL APPLY WHETHER OR NOT SUCH DUTIES, OBLIGATIONS OR LIABILITIES, OR SUCH CLAIMS, ACTIONS, CAUSES OF ACTION, LIABILITIES, DAMAGES, LOSSES, COSTS OR EXPENSES, ARISE OUT OF (i) NEGLIGENCE (INCLUDING SOLE NEGLIGENCE, SINGLE NEGLIGENCE, CONCURRENT NEGLIGENCE, ACTIVE, PASSIVE NEGLIGENCE OR GROSS NEGLIGENCE) OF ANY INDEMNIFIED PARTY, OR (ii) STRICT LIABILITY. Notwithstanding anything set forth in this Section 8.2, the maximum amount for which Torch shall be liable under this Section with respect to the Excluded Black Hawk Assets shall be the amount of the Exchange Value and Contingent Payment allocated to the Black Hawk Assets and with respect to the Excluded TOGCO Assets shall be the amount of the Exchange Value and Contingent Payment allocated to the TOGCO Assets.

      SECTION 8.3 WAIVERS. Except as provided in Section 8.2, if the Closing occurs, each of Bellwether and Buyer on behalf of itself and each of its affiliates, successors and assigns (and their respective stockholders, directors, officers, employees, attorneys, contractors and agents) shall be deemed to have waived, to the fullest extent permitted under applicable law, any right of contribution against Sellers or any of their respective affiliates, successors and assigns (and their respective stockholders, directors, officers, employees, attorneys, contractors and agents) arising under or based on any federal, state or local statute, law, ordinance, rule or regulation or common law or otherwise relating to the Properties acquired by Buyer pursuant to the Transactions.

                   ARTICLE IX. STEERING COMMITTEE AGREEMENT

      SECTION 9.1 CONTINUATION OF AGREEMENTS. The Steering Committee Agreement (the "SCA") dated as of October 24, 1996, by and among certain of the Institutional Sellers, a copy of which has been furnished to each party, is hereby continued as provided in Section 9.2 by the Institutional Sellers who were original parties thereto and is hereby joined into and made by the Institutional Sellers who originally were not parties thereto. The Related Agreement (the "Related Agreement") dated as of October 24, 1996, attached to the SCA as Exhibit C and made by Torch for the benefit of the parties named therein is hereby continued so that it also relates to the SCA, as amended in
Section 9.2. Torch hereby agrees to the amendment of the SCA as set forth in
Section 9.2.

      SECTION 9.2. AMENDMENT OF AGREEMENTS. The SCA is hereby amended as set forth below in this Section 9.2. References in the Related Agreement to the SCA shall mean the SCA as continued and amended by this Article IX. Terms which are defined in the SCA shall have the same meanings when used herein.

            (a) INVESTORS. After the date of this Agreement, "Investor" shall mean the Institutional Sellers who are parties to this Agreement.

            (b) EXPENSE PERCENTAGE. After the date of this Agreement, the "Expense Percentage" shall mean for Torch or each Investor a fraction expressed as a percentage, the numerator of which for Torch is the aggregate of the Exchange Values for the General Partners, Black Hawk, TEA, TOC and TOGCO, the numerator of which for an Investor is the aggregate of the Exchange Values for such Investor, and the denominator of which is the aggregate of the Exchange Values for the General Partners, Black Hawk, TEA, TOC, TOGCO and all Investors. The Expense Percentages shall aggregate 100% for Torch and all Investors.

            (c) INVESTOR PERCENTAGE. After the date of this Agreement, the "Investor Percentage" shall mean for each Investor a fraction expressed as a percentage, the numerator of which is the aggregate of the Exchange Values for such Investor, and the denominator of which is the aggregate of the Exchange Values for all Investors.

            (d) MEMBERS OF STEERING COMMITTEE. After this Agreement becomes effective, Betty Sheets and Nina Scherago shall no longer be Members of the Committee.

            (e) ROLE OF COMMITTEE. After the date of this Agreement, the role of the Committee shall be expanded to facilitate the closing of the Transactions under this Agreement. The limitations on the Committee and its Members set forth in Section 2.4(b) and elsewhere in the SCA shall continue in full force and effect. The Committee and its Members shall continue to have the authority set forth in Section 2.4(c) and elsewhere in the SCA.

            (f) PAYMENT OF EXPENSES. The expenses payable pursuant to Section
      3.1 of the SCA shall be payable as follows:

                  (i) Those expenses which were incurred prior to March 1, 1997, shall be paid by IBM and each other original Investor which does not become an Institutional Seller under this Agreement, to the extent of their respective original Expense Percentages and otherwise in accordance with the original terms of the SCA and prior to the amendments made pursuant to this Section 9.2; and

                  (ii) The expenses heretofore paid by Torch and the
            Institutional Sellers under the SCA and hereafter payable by Torch and the Institutional Sellers under the SCA shall be paid by Torch and the Institutional Sellers in accordance with the amended Expenses Percentages provided for in this Section 9.2. Adjustments shall be made in the future payment of expenses by Torch and the Institutional Sellers to properly allocate the past payment of expenses by such parties in accordance with the foregoing provisions of this subsection. The future payment of expenses pursuant to this subsection shall include the payment to the Advisor of that portion of its fee which is contingent upon, and becomes payable solely by virtue of, the Transactions.

            (g) PAYMENT OF INDEMNIFICATION COSTS. The Indemnification Costs payable pursuant to Sections 2.5 and 3.2 of the SCA shall be payable as follows:

                  (i) Those Indemnification Costs which arise or relate to acts or omissions which occurred prior to February 14, 1997, shall be paid by IBM and each other original Investor which does not become an Institutional Seller under this Agreement, to the extent of their respective original

            Investor Percentages and otherwise in accordance with the original terms of the SCA and prior to the amendments made pursuant to this
            Section 9.2; and

                  (ii) All other Indemnification Costs shall be paid by the
            Institutional Sellers in accordance with the amended Investor Percentages provided for in this Section 9.2.

            (h) PAYMENT OF EXPENSES. Torch shall continue to pay expenses in accordance with Section 3.3 of the SCA, subject to the amendments provided for in this Section 9.2. Further, Buyer shall pay at the Closing (or at the Calculation Date) those expenses and Indemnification Costs payable under the SCA which are then owing or which can be estimated and are approved by the Committee and shall deduct the amount of such payments from the amounts payable at Closing (or at the Calculation Date) from Torch and the Institutional Sellers, all in accordance with Section 3.3 (which shall also be applicable to Buyer) and the other applicable provisions of the SCA, as amended by this Section 9.2.

                  (i) TERM. The original term of the SCA is hereby extended
            until the Closing Date and for a period of thirty days thereafter.

                  (j) OTHER PROVISIONS. The other provisions of the SCA shall continue in full force and effect.

      SECTION 9.3 NO LIABILITY OF BELLWETHER. Except as provided in Section 9.2(h), the covenants, agreements and obligations set forth in this Article IX are solely those of Torch and the Institutional Sellers and the parties hereto acknowledge and agree that Bellwether shall have no responsibility, liability or obligation, direct or indirect, of any nature whatsoever with respect to the breach, violation or performance of any of the provisions of this Article IX.

                     ARTICLE X. MISCELLANEOUS AND GENERAL

      SECTION 10.1 SURVIVAL. The agreements of the parties contained herein shall survive the consummation of the Transactions.

      SECTION 10.2 MODIFICATION OR AMENDMENT. The parties hereto may modify or amend this Agreement only by an agreement in writing executed and delivered by duly authorized officers or representatives of each of the respective parties hereto.

      SECTION 10.3 WAIVER OF CONDITIONS. The conditions to the parties' obligations to consummate the Transactions are for the sole benefit of such party and may be waived by such party in whole or in part, to the extent permitted by applicable law.

      SECTION 10.4 COUNTERPARTS. This Agreement may be separately executed by the parties hereto in any number of counterparts, each such counterpart being deemed to be an original, and all such counterparts taken together shall constitute the same agreement.

      SECTION 10.5 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

      SECTION 10.6 ENTIRE AGREEMENT, ETC. This Agreement (a) constitutes the entire agreement, and supersedes all other prior agreements and understandings, both written and oral, among the parties, with respect to the subject matter hereof, including, without limitation, the letter of intent and attached term sheet dated as of February 25, 1997, and (b) shall not be assignable by operation of law or otherwise and is not intended to create any obligations to, or rights in respect of, any persons other than the parties hereto.

      SECTION 10.7 CAPTIONS. The Article, Section and paragraph captions herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.

      SECTION 10.8 GUARANTY. (a) Bellwether hereby absolutely and unconditionally guarantees the prompt, complete and full performance, when due, of all obligations, agreements and undertakings of the Buyer under, by reason of, or pursuant to this Agreement and any other agreement to which Buyer shall become a party which may be made with respect to this Agreement.

            (b) The obligations of Bellwether pursuant to this Section 10.8 are independent of the obligations of the Buyer, and any Seller may proceed directly to enforce all rights under this section without proceeding against or joining the Buyer or any other person.

            (c) The obligations of Bellwether arising under this Section 10.8 shall remain in full force and effect without regard to, and shall not be affected or impaired by, any of the following:

                  (i) Any amendment to or modification of this Agreement or any related document;

                  (ii) Any failure, omission or delay to enforce, assert or
            exercise any right, power, privilege or remedy conferred by the terms of this Agreement or any related document;

                  (iii) Any exercise or waiver of any right, power, privilege or remedy conferred by the terms of this Agreement or any related document, or the waiver of any default thereunder; or

                  (iv) The voluntary or involuntary liquidation, dissolution, sale of all or substantially all assets, marshaling of assets or liabilities, receivership, conservatorship, assignment for the benefit of creditors, insolvency, bankruptcy, reorganization, arrangement, composition or other proceedings under laws for the protection of debtors affecting the Buyer, or any of the assets of Buyer, or any discharge from liabilities or rejection of burdensome contracts or obligations in the course of or resulting from any such proceedings.

      SECTION 10.9 LIMITED PARTNER EXECUTION. Each of the Limited Partners is executing this Agreement solely for the purpose of making the representations and warranties set forth in Section 5.3 and giving the consents specified in Sections 2.7 and 6.1.

      SECTION 10.10 ALLOCATION OF PURCHASE PRICE. Each party hereto agrees that the purchase price shall be allocated among the individual Oil and Gas Properties as described on Exhibit C.

      SECTION 10.11 NO PARTNERSHIP OR THIRD PARTY BENEFICIARY. This Agreement does not and shall not be construed to create a partnership, joint venture or any other relationship between the parties hereto. No person or party is intended to be or shall be construed to be a third party beneficiary of this agreement or any provision hereof.

      SECTION 10.12 EFFECTIVENESS OF THIS AGREEMENT. (a) This Agreement shall become effective as to those parties who are signatories hereto at the earlier of the following (i) such time as this Agreement is executed by a sufficient number of the parties listed on the signature pages hereof to transfer to the Buyer at the Closing Oil and Gas Properties with a pre-tax present value, discounted at 10%, of future net cash flows of the oil and gas reserves attributable thereto, as of July 1, 1996, equal to at least 95% of the pre-tax present value, discounted at 10%, of future net cash flows of oil and gas reserves attributable to all of the Oil and Gas Properties (such present value shall be based on the reserve reports as of June 30, 1996 set forth in Bellwether's Registration Statement which excludes any interests owned by IBM) or (ii) the date Bellwether shall notify the signatories to this Agreement that the condition to closing the Transactions set forth in Section 7.3(a)(iii) will be waived by Bellwether and Buyer if the signatories to this Agreement close the Transactions.

      (b) Bellwether and Buyer acknowledge that the Orange County Employees' Retirement System ("Orange County") may be unable to execute this Agreement, consent to a merger of TEAI VIII-B or sell its interest in TEAI VIII-B until April 15, 1997, because of certain required approvals. Subject to the conditions set forth in this Agreement, if Orange County is not able to execute this Agreement prior to April 15:

            (i) Buyer will purchase from the other Limited Partners of TEAI VIII-B their respective Limited Partner interests in TEAI VIII-B.

            (ii) The Exchange Value payable to Torch at the Closing will be reduced by the Exchange Value attributable to the working interests ("Subject Interests") burdened by the Net Profits Interests owned by TEAI VIII-B and by the Exchange Value attributable to the General Partner interest in TEAI VIII-B and Torch will not be required to sell such General Partner interest to Black Hawk and may distribute the Subject Interests out of TOGCO prior to Closing.

            (iii) Orange County will be permitted to execute a counterpart of this Agreement on or prior to April 15, 1997, and following such execution will be deemed a party hereto as if Orange County had executed this Agreement on March 31, 1997. Promptly following the execution of this Agreement by Orange County, Bellwether will purchase the Limited Partner interest of Orange County in TEAI VIII-B for the Exchange Value (and when payable as provided for in Section 4.3, the Contingent Payment) attributable thereto, and Black Hawk will purchase the General Partner interest in TEAI VIII-B and the Subject Interests from Torch for the Exchange Value (and, when payable, the Contingent Payment) attributable thereto.

            (iv) If Orange County does not execute a counterpart of this Agreement, the Contingent Payment allocable to the Subject Interests and the General Partner interest in TEAI VIII-B will be paid to Bellwether.

            (v) This Section 10.12(b) will not effect Bellwether's, Buyer's and Black Hawk's rights and obligations hereunder with respect to any other party other than the Limited Partners of TEAI VIII-B and Torch.

            (vi) This Section 10.12(b) will control over the other applicable provisions of this Agreement with respect to Orange County and TEAI VIII-B.

      SECTION 10.13 NOTICES. All notices, requests, consents and other communications under this Agreement shall be in writing and shall be deemed to have been delivered on the date mailed, postage prepaid, by certified mail, return receipt requested, or on the date personally delivered or delivered by an over-night delivery service or telecopied and confirmed to the address of such party as it appears on the signature page of this Agreement. Any party hereto may designate a different address by notice to the other parties.

      SECTION 10.14 SETTLEMENT AGREEMENT. Torchmark is executing this Agreement solely to agree to enter into the Settlement Agreement at the Closing. The amount to be paid by Torchmark to each Investor is set forth on Exhibit A of the Settlement Agreement, which amounts are considered principal and interest for the Type 3 Noteholder and the Type 4 Noteholder, and payments of overriding royalties to the Type 2 Partnerships and the Type 5 Investors.

      SECTION 10.15 INVESTMENT ADVISOR. Torch is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). Each of the Institutional Sellers agrees that neither Torch nor any of its affiliates are acting or have acted as an investment adviser under the Advisers Act to any of the Institutional Sellers with respect to or in connection with, (i) any decision to sell any of the Properties to any person, (ii) any of the transactions contemplated in this Agreement or (iii) any of the terms or conditions contained in this Agreement.

      IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers and representatives of the parties hereto on the date first hereinabove written.

Program Acquisition Company              PROGRAM ACQUISITION COMPANY,
Attention: J. Darby Sere                 a Delaware corporation
1331 Lamar, Suite 1455
Houston, Texas 77010                     By:
Phone: (713) 753-1420                        J. Darby Sere, President
Fax: (713) 652-2916

Bellwether Exploration Company           BELLWETHER EXPLORATION
Attention: J. Darby Sere                 COMPANY
1331 Lamar, Suite 1455
Houston, Texas 77010
Phone: (713) 753-1420                    By:
Fax: (713) 652-2916                          J. Darby Sere,
                                             Chief Executive Officer

Torch Energy Advisors Incorporated       TORCH ENERGY ADVISORS
Attention: Roland E. Sledge              INCORPORATED
1221 Lamar, Suite 1600
Houston, Texas 77010
Phone: (713) 753-1370                    By:
Fax: (713) 655-1711                          Roland E. Sledge, Senior
                                                 Vice President

Black Hawk Oil Company                   BLACK HAWK OIL COMPANY
Attention: Roland E. Sledge
1221 Lamar, Suite 1600
Houston, Texas 77010                     By:
Phone: (713) 753-1370                        Roland E. Sledge,
Fax: (713) 655-1711                              Vice President

Torch Operating Company                  TORCH OPERATING COMPANY
Attention: Roland E. Sledge
1221 Lamar, Suite 1600
Houston, Texas 77010                     By:
Phone: (713) 753-1370                        Roland E. Sledge,
Fax: (713) 655-1711                              Vice President

TEAI Oil & Gas Company                   TEAI OIL & GAS COMPANY
Attention: Roland E. Sledge
1221 Lamar, Suite 1600
Houston, Texas 77010                     By:
Phone: (713) 753-1370                        Roland E. Sledge,
Fax: (713) 655-1711                              Vice President

c/o Torch Energy Advisors Incorporated   TORCH ENERGY ASSOCIATES LTD.
Attention: Roland E. Sledge
1221 Lamar, Suite 1600                   By: Torch Energy Advisors Incorporated,
Houston, Texas 77010                             General Partner
Phone: (713) 753-1370
Fax: (713) 655-1711
                                         By:
                                             Roland E. Sledge, Senior
                                                 Vice President
Torchmark Corporation                    TORCHMARK CORPORATION
Attention: Duncan Hamilton
2001 Third Avenue, South
Birmingham, Alabama   35233
Telephone:  (205) 325-4200               By:
Telefax:  (205) 325-4198                     Keith A. Tucker, Vice Chairman
                                                 of the Board
c/o Torch Energy Advisors                1986-STEA LIMITED PARTNERSHIP I,
  Incorporated                           a Texas limited partnership
Attention: Roland E. Sledge
1221 Lamar, Suite 1600                   By:  TORCH ENERGY ASSOCIATES
Houston, Texas 77010                              LTD., General Partner
Phone: (713) 753-1370                    By: Torch Energy Advisors Incorporated,
Fax: (713) 655-1711                              General Partner

                                         By:
                                             Roland E. Sledge, Senior
                                                 Vice President

c/o American General Life Insurance Co.  KNICKERBOCKER CORPORATION
Attention:  Susan Hendrix
2727 Allen Parkway - Building A
Houston, Texas   77019                    By
Phone:  (713) 831-1218                         Name:
Fax:      (713) 831-1231                       Title:

c/o AEGON USA Investment Management      LIFE INVESTORS INSURANCE
Attention:  Donald E. Flynn                  COMPANY OF AMERICA
4333 Edgewood Road, N.E.
Cedar Rapids, Iowa 52499-0001
Phone:  (319) 398-8783                     By
Fax:    (319) 369-2808                          Name:
                                                Title:

c/o Torch Energy Advisors Incorporated   TORCH ENERGY ASSOCIATES LTD.
Attention: Roland E. Sledge
1221 Lamar, Suite 1600                   By: Torch Energy Advisors Incorporated,
Houston, Texas 77010                             General Partner
Phone: (713) 753-1370
Fax: (713) 655-1711
                                         By:
                                             Roland E. Sledge, Senior
                                                 Vice President
c/o Torch Energy Advisors Incorporated   1986 STEA LIMITED PARTNERSHIP II,
Attention: Roland E. Sledge
1221 Lamar, Suite 1600                   By:  TORCH ENERGY ASSOCIATES
Houston, Texas 77010                              LTD., General Partner
Phone: (713) 753-1370                    By: Torch Energy Advisors Incorporated,
Fax: (713) 655-1711                              General Partner

                                         By:
                                             Roland E. Sledge, Senior
                                                Vice President

Canada Life Investment Management        THE CANADA LIFE ASSURANCE
Attention:  Donald M. Cooper                 COMPANY
330 University Avenue, spp11
Toronto, Ontario
CANADA   M5G1R8                           By
Phone:  (416) 597-1456                         Name:
Fax:      (416) 864-9678                       Title:

c/o Torch Energy Advisors Incorporated   1987-I STEA LIMITED PARTNERSHIP,
Attention: Roland E. Sledge                 a Texas limited partnership
1221 Lamar, Suite 1600
Houston, Texas 77010                     By:  TORCH ENERGY ASSOCIATES
Phone: (713) 753-1370                             LTD., General Partner
Fax: (713) 655-1711                      By: Torch Energy Advisors Incorporated,
                                                 General Partner

                                         By:
                                             Roland E. Sledge, Senior
                                                 Vice President

c/o MetLife Corporation Equities         METROPOLITAN LIFE
Attention:  Craig Samples                INSURANCE COMPANY
334 Madison Avenue
Convent Station, New Jersey  07961
Phone:  (201) 254-3353                   By
Fax:     (201) 254-3055                        Name:
                                               Title:

c/o UNUM Corp.                           FIRST UNUM LIFE INSURANCE
Attention:  David R. Murray                  COMPANY
2211 Congress Street
Portland, Maine   04122-0002
Phone:  (207) 770-4240                   By
Fax:     (207) 770-4152                        Name:
                                               Title:

c/o Torchmark Corporation                GLOBE LIFE AND ACCIDENT
Attention: Duncan Hamilton                   INSURANCE COMPANY
2001 Third Avenue, South Birmingham,
Alabama   35233
Telephone:  (205) 325-4200
Telefax:  (205) 325-4198                 By
                                               Name:
                                               Title:

c/o Torchmark Corporation                LIBERTY NATIONAL LIFE INSURANCE
Attention: Duncan Hamilton                   COMPANY
2001 Third Avenue, South
Birmingham, Alabama   35233
Telephone:  (205) 325-4200
Telefax:  (205) 325-4198                 By
                                               Name:
                                               Title:

c/o Torchmark Corporation                UNITED AMERICAN INSURANCE
Attention: Duncan Hamilton                    COMPANY
2001 Third Avenue,
South Birmingham, Alabama   35233
Telephone:  (205) 325-4200
Telefax:  (205) 325-4198                 By
                                               Name:
                                               Title:

c/o UNUM Corp.                           TRUSTEES OF THE UNUM EMPLOYEES
Attention:  David R. Murray               PENSION PLAN & TRUST
2211 Congress Street
Portland, Maine   04122-0002             By
Phone:  (207) 770-4240                        Name:
Fax:     (207) 770-4152                       Title:

Security Benefit Life Insurance Company  SECURITY BENEFIT LIFE INSURANCE
Attention:  James L. Woods                    COMPANY
700 Harrison Street
Topeka, Kansas  66636-0001
Phone:  (913) 295-3131                    By
Fax:     (913) 295-3099                        Name:
                                               Title:

c/o Torch Energy Advisors Incorporated   1987-II STEA LIMITED PARTNERSHIP,
Attention: Roland E. Sledge              a Texas limited partnership
1221 Lamar, Suite 1600
Houston, Texas 77010                     By:  TORCH ENERGY ASSOCIATES
Phone: (713) 753-1370                             LTD., General Partner
Fax: (713) 655-1711                      By: Torch Energy Advisors Incorporated,
                                                 General Partner

                                         By:
                                             Roland E. Sledge, Senior
                                                 Vice President

Canada Life Investment Management        THE CANADA LIFE ASSURANCE
Attention:  Donald M. Cooper                 COMPANY
330 University Avenue, spp11
Toronto, Ontario
CANADA   M5G1R8                          By
Phone:  (416) 597-1456                        Name:
Fax:      (416) 864-9678                      Title:

c/o Torch Energy Advisors Incorporated   1987-VI STEA LIMITED PARTNERSHIP,
Attention: Roland E. Sledge               a Texas limited partnership
1221 Lamar, Suite 1600
Houston, Texas 77010                     By:  TORCH ENERGY ASSOCIATES
Phone: (713) 753-1370                             LTD., General Partner
Fax: (713) 655-1711                      By: Torch Energy Advisors Incorporated,
                                                 General Partner

                                         By:
                                             Roland E. Sledge, Senior
                                                 Vice President

Phoenix Home Life Mutual Insurance       PHOENIX HOME LIFE MUTUAL
Attention:  Paul M. Chute                INSURANCE COMPANY
56 Prospect Street
Hartford, Connecticut  06115-0480
Phone:  (203) 275-5594                   By:
Fax:     (203) 275-5451                        Name:
                                               Title:

Copy to:

William E. Weidner
6 Wilcox Street, Suite 8
Simsbury, Connecticut  06070
Phone:  (860) 651-6428
Fax:      (860) 651-6326

c/o Torch Energy Advisors Incorporated   1988-I TEAI LIMITED PARTNERSHIP,
Attention: Roland E. Sledge              a Texas limited partnership
1221 Lamar, Suite 1600
Houston, Texas 77010                     By:  TORCH ENERGY ASSOCIATES
Phone: (713) 753-1370                             LTD., General Partner
Fax: (713) 655-1711                      By: Torch Energy Advisors Incorporated,
                                                 General Partner

                                         By:
                                             Roland E. Sledge, Senior
                                                 Vice President

UNUM Corp.                               FIRST UNUM LIFE INSURANCE
Attention:  David R. Murray                   COMPANY
2211 Congress Street
Portland, Maine   04122-0002
Phone:  (207) 770-4240                    By
Fax:     (207) 770-4152                        Name:
                                               Title:

c/o Torchmark Corporation                GLOBE LIFE AND ACCIDENT
Attention: Duncan Hamilton                    INSURANCE COMPANY
2001 Third Avenue, South Birmingham, Alabama   35233
Telephone:  (205) 325-4200
Telefax:  (205) 325-4198                  By
                                               Name:
                                               Title:

c/o Torchmark Corporation                LIBERTY NATIONAL LIFE INSURANCE
Attention: Duncan Hamilton                    COMPANY
2001 Third Avenue, South Birmingham, Alabama   35233
Telephone:  (205) 325-4200
Telefax:  (205) 325-4198                  By
                                               Name:
                                               Title:

Provident Mutual Life Insurance          PROVIDENT MUTUAL LIFE
Attention:  Bruce L. Lehman, Jr.              INSURANCE COMPANY OF
1050 Westlakes Drive                          PHILADELPHIA
Berwyn, Pennsylvania  19312
Phone:  (610) 407-1654
Fax:     (610) 407-1322                   By
                                               Name:
                                               Title:

Security Benefit Life Insurance Company  SECURITY BENEFIT LIFE INSURANCE
Attention:  James L. Woods                    COMPANY
700 Harrison Street
Topeka, Kansas  66636-0001
Phone:  (913) 295-3131                     By
Fax:     (913) 295-3099                         Name:
                                                Title:

c/o Torchmark Corporation                UNITED AMERICAN INSURANCE
Attention: Duncan Hamilton                   COMPANY
2001 Third Avenue, South Birmingham, Alabama   35233
Telephone:  (205) 325-4200
Telefax:  (205) 325-4198                   By
                                                Name:
                                                Title:

c/o UNUM Corp.                           TRUSTEES OF THE UNUM EMPLOYEES PENSION
Attention:  David R. Murray               PLAN & TRUST
2211 Congress Street
Portland, Maine   04122-0002              By
Phone:  (207) 770-4240                        Name:
Fax:     (207) 770-4152                       Title:

c/o Torch Energy Advisors Incorporated   1988-II TEAI LIMITED PARTNERSHIP,
Attention: Roland E. Sledge               a Texas limited partnership
1221 Lamar, Suite 1600
Houston, Texas 77010                     By:  TORCH ENERGY ASSOCIATES
Phone: (713) 753-1370                             LTD., General Partner
Fax: (713) 655-1711                      By: Torch Energy Advisors Incorporated,
                                                 General Partner

                                         By:
                                             Roland E. Sledge, Senior
                                                 Vice President

Canada Life Investment Management        CANADA LIFE INSURANCE COMPANY
Attention:  Donald M. Cooper                  OF AMERICA
330 University Avenue, spp11
Toronto, Ontario
CANADA   M5G1R8                           By
Phone:  (416) 597-1456                         Name:
Fax:      (416) 864-9678                       Title:

c/o Torch Energy Advisors Incorporated   1988-V TEAI LIMITED PARTNERSHIP,
Attention: Roland E. Sledge              a Texas limited partnership
1221 Lamar, Suite 1600
Houston, Texas 77010                     By:  TORCH ENERGY ASSOCIATES
Phone: (713) 753-1370                             LTD., General Partner
Fax: (713) 655-1711                      By: Torch Energy Advisors Incorporated,
                                                 General Partner

                                         By:
                                             Roland E. Sledge, Senior
                                                 Vice President

New York Life Insurance Company          NEW YORK LIFE INSURANCE
Attention:  Lisa A. Scuderi                   COMPANY
51 Madison Avenue
New York, New York  10010
Phone:  (212) 576-7825                    By
Fax:     (212) 447-4122                        Name:
                                               Title:

c/o Torch Energy Advisors Incorporated   1988-VI TEAI LIMITED PARTNERSHIP,
Attention: Roland E. Sledge              a Texas limited partnership
1221 Lamar, Suite 1600
Houston, Texas 77010                     By:  TORCH ENERGY ASSOCIATES
Phone: (713) 753-1370                             LTD., General Partner
Fax: (713) 655-1711                      By: Torch Energy Advisors Incorporated,
                                                 General Partner

                                         By:
                                             Roland E. Sledge, Senior
                                                 Vice President

Phoenix Home Life Mutual Insurance       PHOENIX HOME LIFE MUTUAL
Attention:  Paul M. Chute                INSURANCE COMPANY
56 Prospect Street
Hartford, Connecticut  06115-0480
Phone:  (203) 275-5594                    By
Fax:     (203) 275-5451                        Name:
                                               Title:

Copy to:

William E. Weidner
6 Wilcox Street, Suite 8
Simsbury, Connecticut  06070
Phone:  (860) 651-6428
Fax:      (860) 651-6326

c/o Torch Energy Advisors Incorporated   1989-I TEAI LIMITED PARTNERSHIP,
Attention: Roland E. Sledge              a Texas limited partnership
1221 Lamar, Suite 1600
Houston, Texas 77010                     By:  TORCH ENERGY ADVISORS
Phone: (713) 753-1370                            INCORPORATED,
Fax: (713) 655-1711                              Its General Partner

                                          By:
                                                Name:
                                                Title:

Canada Life Investment Management        CANADA LIFE INSURANCE COMPANY
Attention:  Donald M. Cooper                  OF AMERICA
330 University Avenue, spp11
Toronto, Ontario
CANADA   M5G1R8                           By
Phone:  (416) 597-1456                         Name:
Fax:      (416) 864-9678                       Title:

UNUM Corp.                               FIRST UNUM LIFE INSURANCE
Attention:  David R. Murray                   COMPANY
2211 Congress Street
Portland, Maine   04122-0002
Phone:  (207) 770-4240                    By
Fax:     (207) 770-4152                        Name:
                                               Title:

c/o Torchmark Corporation                GLOBE LIFE AND ACCIDENT
Attention: Duncan Hamilton                    INSURANCE COMPANY
2001 Third Avenue, South
Birmingham, Alabama   35233
Telephone:  (205) 325-4200
Telefax:  (205) 325-4198                  By
                                               Name:
                                               Title:

c/o Torchmark Corporation                LIBERTY NATIONAL LIFE INSURANCE
Attention: Duncan Hamilton                    COMPANY
2001 Third Avenue, South
Birmingham, Alabama   35233
Telephone:  (205) 325-4200
Telefax:  (205) 325-4198                  By
                                               Name:
                                               Title:

AEGON USA Investment Management          LIFE INVESTORS INSURANCE
Attention:  Donald E. Flynn                   COMPANY OF AMERICA
4333 Edgewood Road, N.E.
Cedar Rapids, Iowa 52499-0001
Phone:  (319) 398-8783                    By
Fax:    (319) 369-2808                         Name:
                                               Title:

Provident Mutual Life Insurance          PROVIDENT MUTUAL LIFE
Attention:  Bruce L. Lehman, Jr.              INSURANCE COMPANY OF
1050 Westlakes Drive                          PHILADELPHIA
Berwyn, Pennsylvania  19312
Phone:  (610) 407-1654
Fax:     (610) 407-1322                   By
                                               Name:
                                                Title:

Security Benefit Life Insurance Company  SECURITY BENEFIT LIFE INSURANCE
Attention:  James L. Woods                   COMPANY
700 Harrison Street
Topeka, Kansas  66636-0001
Phone:  (913) 295-3131                    By
Fax:     (913) 295-3099                        Name:
                                               Title:

c/o Torchmark Corporation                UNITED AMERICAN INSURANCE
Attention: Duncan Hamilton                    COMPANY
2001 Third Avenue, South Birmingham, Alabama   35233
Telephone:  (205) 325-4200
Telefax:  (205) 325-4198                  By
                                               Name:
                                               Title:

UNUM Corp.                               TRUSTEES OF THE UNUM EMPLOYEES PENSION
Attention:  David R. Murray              PLAN & TRUST
2211 Congress Street
Portland, Maine   04122-0002              By
Phone:  (207) 770-4240                        Name:
Fax:     (207) 770-4152                       Title:

MetLife Corporation Equities             METROPOLITAN LIFE
Attention:  Craig Samples                     INSURANCE COMPANY
334 Madison Avenue
Convent Station, New Jersey  07961
Phone:  (201) 254-3353                    By
Fax:     (201) 254-3055                        Name:
                                               Title:

c/o Torch Energy Advisors Incorporated   TEAI VII-A LIMITED PARTNERSHIP,
Attention: Roland E. Sledge              a Texas limited partnership
1221 Lamar, Suite 1600
Houston, Texas 77010                     By:  TORCH ENERGY ADVISORS
Phone: (713) 753-1370                            INCORPORATED,
Fax: (713) 655-1711                              Its General Partner

                                          By:
                                                Roland E. Sledge, Senior
                                                   Vice President

Alfa Corporation                         ALFA MUTUAL INSURANCE COMPANY
Attention:  Stephen G. Rutledge
2108 East South Boulevard
Montgomery, Alabama  36166               By
Phone:  (334) 613-4500                         Name:
Fax:      (334) 613-4709                       Title:

Alfa Corporation                         ALFA FIRE INSURANCE  COMPANY
Attention:  Stephen G. Rutledge
2108 East South Boulevard
Montgomery, Alabama  36166               By
Phone:  (334) 613-4500                        Name:
Fax:      (334) 613-4709                      Title:

Alfa Corporation                         ALFA LIFE INSURANCE
Attention:  Stephen G. Rutledge              CORPORATION
2108 East South Boulevard
Montgomery, Alabama  36166
Phone:  (334) 613-4500                   By
Fax:      (334) 613-4709                      Name:
                                              Title:

Alfa Corporation                         ALFA MUTUAL GENERAL INSURANCE COMPANY
Attention:  Stephen G. Rutledge
2108 East South Boulevard
Montgomery, Alabama  36166               By
Phone:  (334) 613-4500                        Name:
Fax:      (334) 613-4709                      Title:

Alfa Corporation                         ALFA GENERAL INSURANCE
Attention:  Stephen G. Rutledge               CORPORATION
2108 East South Boulevard
Montgomery, Alabama  36166
Phone:  (334) 613-4500                   By
Fax:      (334) 613-4709                      Name:
                                              Title:

Alfa Corporation                         ALFA INSURANCE CORPORATION
Attention:  Stephen G. Rutledge
2108 East South Boulevard
Montgomery, Alabama  36166               By
Phone:  (334) 613-4500                         Name:
Fax:      (334) 613-4709                       Title:

Security Benefit Life Insurance Company  SECURITY BENEFIT LIFE
Attention:  James L. Woods                    INSURANCE COMPANY
700 Harrison Street
Topeka, Kansas  66636-0001
Phone:  (913) 295-3131                   By
Fax:     (913) 295-3099                       Name:
                                              Title:

c/o Torchmark Corporation                UNITED INVESTORS LIFE INSURANCE
Attention: Duncan Hamilton                    COMPANY
2001 Third Avenue, South
Birmingham, Alabama   35233
Telephone:  (205) 325-4200
Telefax:  (205) 325-4198                 By
                                               Name:
                                               Title:

UNUM Corp.                               TRUSTEES OF THE UNUM EMPLOYEES
Attention:  David R. Murray              PENSION PLAN & TRUST
2211 Congress Street
Portland, Maine   04122-0002
Phone:  (207) 770-4240                    By
Fax:     (207) 770-4152                        Name:
                                               Title:

c/o Torch Energy Advisors Incorporated   TEAI VIII-A LIMITED PARTNERSHIP,
Attention: Roland E. Sledge              a Texas limited partnership
1221 Lamar, Suite 1600
Houston, Texas 77010                     By:  TORCH ENERGY ADVISORS
Phone: (713) 753-1370                            INCORPORATED,
Fax: (713) 655-1711                              Its General Partner

                                                 By:
                                                        Roland E. Sledge, Senior
                                                         Vice President

Alfa Corporation                         ALFA INVESTORS PARTNERSHIP
Attention:  Stephen G. Rutledge
2108 East South Boulevard
Montgomery, Alabama  36166               By
Phone:  (334) 613-4500                         Name:
Fax:      (334) 613-4709                       Title:

Security Benefit Life Insurance Company  SECURITY BENEFIT LIFE INSURANCE
Attention:  James L. Woods                    COMPANY
700 Harrison Street
Topeka, Kansas  66636-0001
Phone:  (913) 295-3131                    By
Fax:     (913) 295-3099                        Name:
                                               Title:

c/o Torch Energy Advisors Incorporated   1987-III STEA LIMITED PARTNERSHIP,
Attention: Roland E. Sledge              a Texas limited partnership
1221 Lamar, Suite 1600
Houston, Texas 77010                     By:  TORCH ENERGY ASSOCIATES
Phone: (713) 753-1370                             LTD., General Partner
Fax: (713) 655-1711                      By: Torch Energy Advisors Incorporated,
                                                 General Partner

                                         By:
                                             Roland E. Sledge, Senior
                                                 Vice President

Richard King Mellon Foundation           RICHARD KING MELLON FOUNDATION
Attention:  Gerald T. Ellermeyer
Mill Street Extension
Laughlintown, Pennsylvania   15655        By
Phone:  (412) 238-7085                         Name:
Fax:     (412) 238-8482                        Title:

The Howard Hughes Medical Institute      HOWARD HUGHES MEDICAL
Attention:  Nina F. Scherago             INSTITUTE
4000 Jones Bridge Road
Chevy Chase, Maryland   20815-6789
Phone:  (301) 215-8687                    By
Fax:      (301) 215-8691                       Name:
                                               Title:

c/o Torch Energy Advisors Incorporated   1987-IV STEA LIMITED PARTNERSHIP,
Attention: Roland E. Sledge               a Texas limited partnership
1221 Lamar, Suite 1600
Houston, Texas 77010                     By:  TORCH ENERGY ASSOCIATES
Phone: (713) 753-1370                             LTD., General Partner
Fax: (713) 655-1711                      By: Torch Energy Advisors Incorporated,
                                                 General Partner

                                         By:
                                             Roland E. Sledge, Senior
                                                 Vice President

c/o GE Investments                       TRUSTEES OF GENERAL ELECTRIC
Attention:  Andreas Hildebrand           PENSION TRUST
3003 Summer Street
Stamford, Connecticut  06905-4316
Phone:  (203) 326-4229                    By
Fax:     (203) 326-4251                        Name:
                                               Title:

c/o Torch Energy Advisors Incorporated   1988-III TEAI LIMITED PARTNERSHIP,
Attention: Roland E. Sledge               a Texas limited partnership
1221 Lamar, Suite 1600
Houston, Texas 77010                     By:  TORCH ENERGY ASSOCIATES
Phone: (713) 753-1370                             LTD., General Partner
Fax: (713) 655-1711                      By: Torch Energy Advisors Incorporated,
                                                 General Partner

                                         By:
                                             Roland E. Sledge, Senior
                                                 Vice President

Richard King Mellon Foundation           RICHARD KING MELLON
Attention:  Gerald T. Ellermeyer             FOUNDATION
Mill Street Extension
Laughlintown, Pennsylvania   15655
Phone:  (412) 238-7085                    By
Fax:     (412) 238-8482                        Name:
                                               Title:

c/o Torch Energy Advisors Incorporated   1988-IV STEA LIMITED PARTNERSHIP,
Attention: Roland E. Sledge              a Texas limited partnership
1221 Lamar, Suite 1600
Houston, Texas 77010                     By:  TORCH ENERGY ASSOCIATES
Phone: (713) 753-1370                             LTD., General Partner
Fax: (713) 655-1711                      By: Torch Energy Advisors Incorporated,
                                                 General Partner

                                         By:
                                             Roland E. Sledge, Senior
                                                 Vice President

c/o GE Investments                       TRUSTEES OF GENERAL ELECTRIC
Attention:  Andreas Hildebrand           PENSION TRUST
3003 Summer Street
Stamford, Connecticut  06905-4316
Phone:  (203) 326-4229                    By
Fax:     (203) 326-4251                        Name:
                                               Title:

c/o Torch Energy Advisors Incorporated   1988-VII TEAI LIMITED PARTNERSHIP,
Attention: Roland E. Sledge              a Texas limited partnership
1221 Lamar, Suite 1600
Houston, Texas 77010                     By:  TORCH ENERGY ASSOCIATES
Phone: (713) 753-1370                             LTD., General Partner
Fax: (713) 655-1711                      By: Torch Energy Advisors Incorporated,
                                                 General Partner

                                         By:
                                             Roland E. Sledge, Senior
                                                 Vice President

The Howard Hughes Medical Institute      HOWARD HUGHES MEDICAL INSTITUTE
Attention:  Nina F. Scherago
4000 Jones Bridge Road
Chevy Chase, Maryland   20815-6789        By
Phone:  (301) 215-8687                         Name:
Fax:      (301) 215-8691                       Title:

c/o Torch Energy Advisors Incorporated   1989-III TEAI LIMITED PARTNERSHIP,
Attention: Roland E. Sledge              a Texas limited partnership
1221 Lamar, Suite 1600
Houston, Texas 77010                     By:  TORCH ENERGY ADVISORS
Phone: (713) 753-1370                            INCORPORATED,
Fax: (713) 655-1711                              Its General Partner

                                         By:
                                               Roland E. Sledge, Senior
                                                  Vice President

Decurion Employees Retirement Trust      RETIREMENT TRUST FOR THE
Attention:  Jeannie Kim                      EMPLOYEES OF THE DECURION
121 North Robertson, Suite 310               CORPORATION
Los Angeles, California  90048
Phone:  (310) 855-8217
Fax:      (310) 854-6017                  By
                                               Name:
                                               Title:

Doane College                            DOANE COLLEGE
Attention:  Ibrahim E. Khouri
1014 Boswell Street
Crete, Nebraska   68333-2430              By
Phone:  (402) 826-2161                         Name:
Fax:     (402) 826-8600                        Title:

The Howard Hughes Medical Institute      HOWARD HUGHES MEDICAL
Attention:  Nina F. Scherago                 INSTITUTE
4000 Jones Bridge Road
Chevy Chase, Maryland   20815-6789
Phone:  (301) 215-8687                    By
Fax:      (301) 215-8691                       Name:
                                               Title:

Richard King Mellon Foundation           RICHARD KING MELLON
Attention:  Gerald T. Ellermeyer             FOUNDATION
Mill Street Extension
Laughlintown, Pennsylvania   15655
Phone:  (412) 238-7085                    By
Fax:     (412) 238-8482                        Name:
                                               Title:

TIAA-CREF                                TEACHERS INSURANCE AND
Attention:  Loren S. Archibald               ANNUITY ASSOCIATION OF
730 Third Avenue                             AMERICA
New York, New York  10017
Phone:  (212) 916-4308
Fax:     (212) 916-6667                   By
                                               Name:
                                               Title:

University of Chicago                    THE UNIVERSITY OF CHICAGO
Attention:  Charles O'Connell
450 North Cityfront Plaza Drive
Suite 440                                 By
Chicago, Illinois  60611                       Name:
Phone:  (312) 595-1000                         Title:
Fax:     (312) 595-1025


UNUM Corp.                               TRUSTEES OF THE UNUM EMPLOYEES
Attention:  David R. Murray              PENSION PLAN & TRUST
2211 Congress Street
Portland, Maine   04122-0002
Phone:  (207) 770-4240                    By
Fax:     (207) 770-4152                        Name:
                                               Title:

c/o Torch Energy Advisors Incorporated   TEAI VII-B LIMITED PARTNERSHIP,
Attention: Roland E. Sledge              a Texas limited partnership
1221 Lamar, Suite 1600
Houston, Texas 77010                     By:  TORCH ENERGY ADVISORS
Phone: (713) 753-1370                            INCORPORATED,
Fax: (713) 655-1711                              Its General Partner

                                         By:
                                                 Roland E. Sledge, Senior
                                                 Vice President

The Howard Hughes Medical Institute      HOWARD HUGHES MEDICAL
Attention:  Nina F. Scherago                 INSTITUTE
4000 Jones Bridge Road
Chevy Chase, Maryland   20815-6789
Phone:  (301) 215-8687                    By
Fax:      (301) 215-8691                       Name:
                                               Title:

Richard King Mellon Foundation           RICHARD KING MELLON FOUNDATION
Attention:  Gerald T. Ellermeyer
Mill Street Extension
Laughlintown, Pennsylvania   15655        By
Phone:  (412) 238-7085                         Name:
Fax:     (412) 238-8482                        Title:

University of Chicago                    THE UNIVERSITY OF CHICAGO
Attention:  Charles O'Connell
450 North Cityfront Plaza Drive
Suite 440
Chicago, Illinois  60611                  By
Phone:  (312) 595-1000                         Name:
Fax:     (312) 595-1025                        Title:

Fire & Police Pension Association        COLORADO FIRE & POLICE
  of Colorado                            PENSION ASSOCIATION
Attention:  Ruth T. Sieler
5290 DTC Parkway
Englewood, Colorado  80111-2721           By
Phone:  (303) 770-3772                         Name:
Fax:     (303) 771-7622                        Title:

c/o Torch Energy Advisors Incorporated   TEAI VIII-B LIMITED PARTNERSHIP,
Attention: Roland E. Sledge              a Texas limited partnership
1221 Lamar, Suite 1600
Houston, Texas 77010                     By:  TORCH ENERGY ADVISORS
Phone: (713) 753-1370                            INCORPORATED,
Fax: (713) 655-1711                              Its General Partner

                                         By:
                                                 Roland E. Sledge, Senior
                                                 Vice President

Fire & Police Pension Association        COLORADO FIRE & POLICE
  of Colorado                            PENSION ASSOCIATION
Attention:  Ruth T. Sieler
5290 DTC Parkway
Englewood, Colorado  80111-2721          By
Phone:  (303) 770-3772                       Name:
Fax:     (303) 771-7622                      Title:

Orange County Retirement System          ORANGE COUNTY EMPLOYEES'
Attention:  Raymond A. Fleming           RETIREMENT SYSTEM
2942 Daimler Street
Santa Ana, California  92705-5838
Phone:  (714) 975-1962                    By
Fax:     (714) 975-6154                        Name:
                                               Title:

Richard King Mellon Foundation           RICHARD KING MELLON FOUNDATION
Attention:  Gerald T. Ellermeyer
Mill Street Extension
Laughlintown, Pennsylvania   15655        By
Phone:  (412) 238-7085                         Name:
Fax:     (412) 238-8482                        Title:

c/o Torch Energy Advisors Incorporated   TEAI VIII-C LIMITED PARTNERSHIP,
Attention: Roland E. Sledge              a Texas limited partnership
1221 Lamar, Suite 1600
Houston, Texas 77010                     By:  TORCH ENERGY ADVISORS
Phone: (713) 753-1370                            INCORPORATED,
Fax: (713) 655-1711                              Its General Partner

                                         By:
                                                 Roland E. Sledge, Senior
                                                 Vice President

University of Chicago                    THE UNIVERSITY OF CHICAGO
Attention:  Charles O'Connell
450 North Cityfront Plaza Drive
Suite 440
Chicago, Illinois  60611                  By
Phone:  (312) 595-1000                         Name:
Fax:     (312) 595-1025                        Title:

c/o Torch Energy Advisors Incorporated   TEAI VIII-M LIMITED PARTNERSHIP,
Attention: Roland E. Sledge              a Texas limited partnership
1221 Lamar, Suite 1600
Houston, Texas 77010                     By:  TORCH ENERGY ADVISORS
Phone: (713) 753-1370                            INCORPORATED,
Fax: (713) 655-1711                              Its General Partner

                                         By:
                                                 Roland E. Sledge, Senior
                                                 Vice President

Michigan Department of Treasury          STATE TREASURER OF THE STATE OF
   Bureau of Investments                 MICHIGAN, CUSTODIAN OF THE MICHIGAN
Attention:  Mr. Garry A. Neal            PUBLIC SCHOOL EMPLOYEES' RETIREMENT
430 West Allegan                         SYSTEM, STATE EMPLOYEES' RETIREMENT
Lansing, Michigan   48922                SYSTEM, MICHIGAN STATE POLICE
Phone:  (517) 373-4330                   RETIREMENT SYSTEM, AND MICHIGAN JUDGES
Fax:      (517) 335-3668                 RETIREMENT SYSTEM

                                         By
                                             Name:
                                             Title:

c/o Torch Energy Advisors Incorporated   TEAI VII-C LIMITED PARTNERSHIP,
Attention: Roland E. Sledge              a Texas limited partnership
1221 Lamar, Suite 1600
Houston, Texas 77010                     By:  TORCH ENERGY ADVISORS
Phone: (713) 753-1370                            INCORPORATED,
Fax: (713) 655-1711                              Its General Partner

                                         By:
                                                 Roland E. Sledge, Senior
                                                 Vice President

c/o Torch Energy Advisors Incorporated   N. E. FINANCIAL INC.
Attention: Roland E. Sledge
1221 Lamar, Suite 1600
Houston, Texas 77010                     By
Phone: (713) 753-1370                            Roland E. Sledge,
Fax: (713) 655-1711                              Vice President

MetLife Corporation Equities             METROPOLITAN LIFE
Attention:  Craig Samples                     INSURANCE COMPANY
334 Madison Avenue                            (as noteholder)
Convent Station, New Jersey  07961
Phone:  (201) 254-3353                   By
Fax:     (201) 254-3055                        Name:
                                               Title:

c/o Torch Energy Advisors Incorporated   TEAI VII-D LIMITED PARTNERSHIP,
Attention: Roland E. Sledge              a Texas limited partnership
1221 Lamar, Suite 1600
Houston, Texas 77010                     By:  TORCH ENERGY ADVISORS
Phone: (713) 753-1370                            INCORPORATED,
Fax: (713) 655-1711                              Its General Partner

                                         By:
                                                 Roland E. Sledge, Senior
                                                 Vice President

c/o Torch Energy Advisors Incorporated   T. I. FINANCIAL, INC.
Attention: Roland E. Sledge
1221 Lamar, Suite 1600                   By:
Houston, Texas 77010                             Roland E. Sledge,
Phone: (713) 753-1370                            Vice President
Fax: (713) 655-1711

TIAA-CREF                                TEACHERS INSURANCE AND
Attention:  Loren S. Archibald               ANNUITY ASSOCIATION OF
730 Third Avenue                             AMERICA (as noteholder)
New York, New York  10017
Phone:  (212) 916-4308
Fax:     (212) 916-6667                  By:
                                               Name:
                                               Title:

c/o Torch Energy Advisors Incorporated   TEAI VIII-D LIMITED PARTNERSHIP,
Attention: Roland E. Sledge              a Texas limited partnership
1221 Lamar, Suite 1600
Houston, Texas 77010                     By:  TORCH ENERGY ADVISORS
Phone: (713) 753-1370                            INCORPORATED,
Fax: (713) 655-1711                              Its General Partner

                                         By:
                                                 Roland E. Sledge, Senior
                                                 Vice President

c/o Torch Energy Advisors Incorporated   T. I. FINANCIAL, INC.
Attention: Roland E. Sledge
1221 Lamar, Suite 1600                   By:
Houston, Texas 77010                             Roland E. Sledge,
Phone: (713) 753-1370                            Vice President
Fax: (713) 655-1711

TIAA-CREF                                TEACHERS INSURANCE AND
Attention:  Loren S. Archibald               ANNUITY ASSOCIATION OF
730 Third Avenue                             AMERICA (as noteholder)
New York, New York  10017
Phone:  (212) 916-4308
Fax:     (212) 916-6667                  By:
                                               Name:
                                               Title:

GE Investments                           GEAPPL CORP.
Attention:  Andreas Hildebrand
3003 Summer Street
Stamford, Connecticut  06905-4316        By:
Phone:  (203) 326-4229                         Name:
Fax:     (203) 326-4251                        Title:

Delta Air Lines Benefit Trust            ZETA MT HOLDING, INC.
Attention:  Linda Sutton
1007 Virginia Avenue, Suite 208
Atlanta, Georgia  30354                  By:
Phone:  (404) 715-5635                         Name:
Fax:      (404) 715-2601                       Title:

                                        CITIBANK, F.S.B., AS DIRECTED
                                         TRUSTEE OF THE DELTA MASTER
Delta Air Lines Benefit Trust            TRUST
Attention:  Linda Sutton
1007 Virginia Avenue, Suite 208
Atlanta, Georgia  30354                  By:
Phone:  (404) 715-5635                         Name:
Fax:      (404) 715-2601                       Title: